As filed with the Securities and Exchange Commission on March 24, 2020

Securities Act File No. 333-234759
Investment Company Act File No. 811-23492

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ PRE-EFFECTIVE AMENDMENT NO. 2

☒  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ AMENDMENT NO. 2

FRANKLIN BSP PRIVATE CREDIT FUND

(Exact name of Registrant as Specified in Charter)

9 West 57th Street, 49th Floor, Suite 4920

New York, NY 10019

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 588-6770

Richard J. Byrne

Franklin BSP Private Credit Fund

9 West 57th Street, 49th Floor, Suite 4920

New York, NY 10019
(Name and Address of Agent for Service)

Copies of information to:

Thomas J. Friedmann, Esq.
Dechert LLP

One International Place, 40th Floor

100 Oliver Street
Boston, MA 02110
Telephone: (617) 728-7120
Facsimile: (617) 426-6567

Richard Horowitz, Esq.
Dechert LLP

1095 Avenue of the Americas
New York, NY 10036
Telephone: (212) 698-3500
Facsimile: (212) 698-3599

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than Securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares of Beneficial Interest, $0.001 par value per Share			$1,000,000	$129.80

(1)	Calculated in accordance with Rule 457(o).
(2)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MARCH 24, 2020

PRELIMINARY PROSPECTUS

[•], 2020
FRANKLIN BSP PRIVATE CREDIT FUND

CLASS A SHARES OF BENEFICIAL INTEREST

ADVISOR CLASS SHARES OF BENEFICIAL INTEREST

Franklin BSP Private Credit Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective is to generate attractive risk-adjusted returns with consistent current income.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in private credit investments in middle market companies in the United States. The investment portfolio will primarily consist of private credit investments, which include privately offered secured debt (including senior secured, unitranche and second-lien debt) and unsecured debt (including senior unsecured and subordinated debt) across directly originated corporate loans, broadly syndicated corporate loans and high yield corporate bonds. Under normal circumstances, private credit investments will represent at least 80% of the Fund’s Managed Assets (as defined in this prospectus). Benefit Street Partners L.L.C (“BSP” or the “Advisor”) believes that there are large, persistent and attractive market opportunity created by an imbalance between middle market companies’ demand for credit and the ability of middle market companies to obtain credit and intends to target investments for the Fund in this area. This imbalance in part, has been driven by substantial long-term changes in the debt capital markets following the credit crisis in 2008. Middle market companies often have specialized requirements that limit their ability to employ conventional loan structures and their access to broader capital markets. Their ability to raise capital has been further restricted as banks retreated from middle market lending due to changes in the regulatory landscape over the last decade. As a result, alternative lenders have stepped in to fill the void and provide capital. The Advisor believes that private debt represents a large opportunity set for the Fund, which will be able to benefit from the Advisor’s scaled platform, deep credit markets experience, knowledge and proprietary sourcing networks. Most of the credit instruments in which the Fund invests will be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Because of the risks associated with investing in high yield securities, an investment in the Fund should be considered speculative. Some of the credit instruments will have no credit rating at all.

Interval Fund. The Fund is designed primarily for long-term investors and not as a trading vehicle. The Fund is an “interval fund” (defined below) pursuant to which, subject to applicable law, it will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares of beneficial interest (“Shares”) at a price equal to net asset value (“NAV”). Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding shares at NAV on a quarterly basis. It is also possible that a repurchase offer may be oversubscribed, with the result that Fund shareholders (“Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to Shareholders, you should consider the Shares to be illiquid. The Fund expects to begin conducting its quarterly repurchase offers for outstanding shares during the second quarter of 2020. See “Share Repurchase Program” beginning on page [ ] of this prospectus and “Risk Factors — Risks Relating to Our Business and Structure  — Repurchase Offers Risks” beginning on page [ ] of this prospectus.

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Unlisted Closed-End Fund. An investment in the Fund is subject to the following risks:

•	There is not expected to be any secondary trading market in the Shares.

•	Unlike an investor in most closed-end funds, Shareholders should not expect to be able to sell their Shares regardless of how the Fund performs. An investment in the Fund is considered illiquid.

•	If a Shareholder is able to sell its Shares outside the quarterly repurchase process, the Shareholder likely will receive less than their purchase price and the then current NAV per Share.

•	Unlike most closed-end funds, the Shares are not listed on any securities exchange. The Fund intends to provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares (at least 5%).

•	There is no assurance that monthly distributions paid by the Fund will be maintained at the targeted level or that dividends will be paid at all.

•	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses.

•	A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

•	The Fund’s distributions may result from expense reimbursements from Benefit Street Partners L.L.C. (“BSP” or the “Advisor”), which are subject to repayment by the Fund. Shareholders should understand that any such distributions are not based on the Fund’s investment performance, and can only be sustained if the Fund achieves positive investment performance in future periods and/or BSP continues to make such expense reimbursements. Shareholders should also understand that the Fund’s future repayments to BSP will reduce the distributions that a Shareholder would otherwise receive.

•	Investing in Shares involves a high degree of risk. See “Risk Factors” beginning on page 28 of this prospectus.

The date of this prospectus is [•], 2020.

Shareholder Transaction Expenses	Class A(1)		Advisor Class(2)
Public Offering Price Per Share	$	[•]	$	[•]
Public Offering Price Total	$	[•]	$	[•]
Sales Load(1) (as a percent of offering price)		2.25%		None
Proceeds to the Fund (Before Expenses)(3)	$	[•]	$	[•]

(1)	Generally, the stated minimum initial investment by an investor in the Fund for Class A Shares is $2,500, which stated minimum may be reduced for certain investors. Investors purchasing Class A Shares may be charged a sales load of up to 2.25% of the Investor’s subscription. The table assumes the maximum sales load is charged.

(2)	Generally, the stated minimum initial investment by an investor in the Fund for Advisor Class Shares is $1,000,000, which stated minimum may be reduced for certain investors pursuant to the purchase terms (“Purchase Terms”) in the Fund’s plan of distribution (the “Plan of Distribution”). Advisor Class Shares are not subject to a sales load.

(3)	Assumes all amounts currently registered are sold in the continuous offering. BSP will also bear certain ongoing offering costs associated with the Fund’s continuous offering. See “Fund Expenses.”

Structure. The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. To provide limited liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described below. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.

Investment Advisor. The investment advisor to the Fund is BSP. BSP is registered as an investment advisor with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). BSP oversees the management of the Fund’s activities and is responsible for making investment decisions for the Fund’s portfolio.

Securities Offered. The Fund is offering on a continuous basis two classes of Shares of the Fund: Class A, and Advisor Class. The Fund has registered [•] Shares and is authorized as a Delaware statutory trust to issue an unlimited number of Shares. The minimum initial investment for Class A Shares is $2,500. Subsequent investments may be made in any amount. The minimum initial investment for Advisor Class Shares is $1,000,000. Subsequent investments may be made in any amount.

Shares are being offered through Franklin/Templeton Distributors, Inc. (the “Distributor”) at an offering price equal to the Fund’s then current NAV per Share, plus any applicable sales charge.

This prospectus provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information, dated [•], 2020 (the “Statement of Additional Information”), has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. The Statement of Additional Information and, when available, the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at Benefit Street Partners L.L.C., 9 West 57th St., 49th Floor, Suite 4920, New York, NY 10019 or by calling toll-free [•]. The table of contents of the Statement of Additional Information appears on page 80 of this prospectus. Investors may request the Fund’s Statement of Additional Information, annual and semi-annual reports when available and other information about the Fund or make Shareholder inquiries by calling [•] or by visiting [•]. In addition, the contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries. The Statement of Additional Information, other material incorporated by reference into this prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY OF TERMS

Unless otherwise noted, the terms “we,” “us,” “our” and “Fund” refer to Franklin BSP Private Credit Fund and its consolidated subsidiaries. We refer to Benefit Street Partners L.L.C. as “BSP” or “our Advisor.”

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus and the Statement of Additional Information.

THE FUND	The Fund is a Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund is operated as an “interval fund” (as defined below).

THE ADVISOR	BSP serves as the Fund’s investment advisor. BSP is registered as an investment advisor with the SEC under the Advisers Act.

INVESTMENT OBJECTIVE	The Fund’s investment objective is to generate attractive risk-adjusted returns with consistent current income.

INVESTMENT OPPORTUNITIES AND STRATEGIES	The Fund seeks to achieve its investment objective by investing in private credit investments in middle market companies in the United States. The investment portfolio will primarily consist of private credit investments, which include privately offered secured debt (including senior secured, unitranche and second-lien debt) and unsecured debt (including senior unsecured and subordinated debt) across directly originated corporate loans, broadly syndicated corporate loans and high yield corporate bonds. Under normal circumstances, private credit investments will represent at least 80% of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to indebtedness or any preferred shares that may be issued) minus the Fund’s liabilities other than liabilities relating to indebtedness. We define middle market companies as those with annual revenues up to $1 billion. The Fund’s portfolio will be deemed to be non-diversified under the 1940 Act, meaning it may invest a greater percentage of its assets in a single or limited number of issuers than a diversified fund.

Focus on middle market companies with stable cash flow. The Fund believes that middle market lending is less competitive than the broadly syndicated loan market, and this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields, more significant covenant protection and greater equity participation than typical of transactions involving larger companies. We generally invest in established companies with positive cash flow.

Employ disciplined underwriting policies and rigorous portfolio management. Our Advisor employs an extensive underwriting process that includes a review of an investment memorandum, and analysis of competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, our Advisor performs substantial due diligence on potential investments, and seeks to invest with management teams and/or private equity sponsors who have proven capabilities in building value. As part of the monitoring process for portfolio companies, our Advisor analyzes monthly (if available), quarterly, and annual financial statements versus the previous periods and year, reviews financial projections and may perform other procedures, including meeting with management, attending board meetings and reviewing compliance certificates and covenants.

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Focus on long-term credit performance and principal protection. Our Advisor structures our customized loan investments on a relatively conservative basis with relatively high cash yields, security interests (preferably first lien) where possible, cash origination fees, and appropriate leverage levels. Our Advisor seeks strong deal protection for our customized debt investments, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control.

PORTFOLIO COMPOSITION	The Fund’s portfolio will consist primarily of some combination of the following types of investments:

Directly Originated Corporate Loans. The Fund may invest in first lien senior secured loans (including “unitranche” loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component, of U.S. middle-market companies, where the Advisor believes the supply of primary capital is limited and the investment opportunities are most attractive. These investments are typically made to companies with annual revenues up to $1 billion.

Broadly Syndicated Corporate Loans. Senior, secured corporate loans (“Syndicated Loans”) generally benefit from liens on collateral, are rated below-investment grade and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a spread. Syndicated Loans are typically made to U.S. and, to a lesser extent, non-U.S. (including Canada and Europe, among other countries and regions) corporations, partnerships, limited liability companies and other business entities (together with issuers of High Yield Corporate Bonds (as defined below) and other debt securities, (“Borrowers”) which operate in various industries and geographical regions. Borrowers may obtain Syndicated Loans, among other reasons, to refinance existing debt, engage in acquisitions, pay dividends, recapitalize, complete leveraged buyouts and for general corporate purposes. Syndicated Loans rated below investment grade are sometimes referred to as “leveraged loans.” The Fund may invest in Syndicated Loans through assignments of or, to a lesser extent, participations in Syndicated Loans. The Fund may utilize total return swaps and/or various other types of derivative instruments to a lesser extent (“Derivatives”), for the purpose of gaining exposure to Syndicated Loans.

Derivatives used by the Fund will be counted toward the Fund’s policy of investing at least 80% of its assets in private credit instruments. As a result, the market value of Derivatives that provides the Fund with indirect exposure to private credit instruments will be counted toward the Fund’s 80% policy.

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High Yield Corporate Bonds. An issuer of high-yield corporate bonds (“High Yield Corporate Bonds”) typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of High Yield Corporate Bonds reflects interest on the security and changes in the market value of the security. The market value of a High Yield Corporate Bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term High Yield Corporate Bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term High Yield Corporate Bonds. The market value of a High Yield Corporate Bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the market place. There is a risk that the issuers of High Yield Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund may utilize various types of Derivatives, including swaps, for the purpose of gaining exposure to High Yield Corporate Bonds.

Other Characteristics

Below Investment Grade Credit Instruments. Most of the credit instruments in which the Fund may invest will be rated below investment grade (also known as “junk bonds”). Securities rated below investment grade are those that, at the time of investment, are rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), or BB+ or lower by Standard & Poor’s Corporation Ratings Group (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or if unrated are determined by the Advisor to be of comparable quality. Below investment grade securities often are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal. In addition, lower quality debt securities tend to be more sensitive to general economic conditions. Although many of the Fund’s investments may consist of securities rated below investment grade, the Fund reserves the right to invest in credit instruments of any credit quality, maturity and duration.

Illiquid and Restricted Securities. The Fund may invest in instruments that, at the time of investment, are illiquid (generally, those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Although the Fund may invest in such instruments without limitation, pursuant to the requirements of the 1940 Act, the Board of Trustees (the “Board”) has adopted, and the Fund follows, procedures designed to ensure that the Fund maintains sufficient liquidity to meet its periodic repurchase obligations as an interval fund. The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

Senior Secured Loans. Senior secured loans are situated at the top of the capital structure. Because these loans generally have priority in payment, they carry the least risk among all investments in a firm.

Second Lien Secured Loans. Second lien secured loans are immediately junior to senior secured loans and have substantially the same maturities, collateral and covenant structures as senior secured loans. Second lien secured loans, however, are granted a second priority security interest in the assets of the borrower, which means that any realization of collateral will generally be applied to pay senior secured loans in full before second lien secured loans are paid and the value of the collateral may not be sufficient to repay in full both senior secured loans and second lien secured loans. In return for this junior ranking, second lien secured loans generally offer higher returns compared to senior secured debt. These higher returns come in the form of higher interest and in some cases the potential for equity participation through warrants, though to a lesser extent than with subordinated loans.

Senior Secured Bonds. Senior secured bonds are generally secured by collateral on a senior, pari passu or junior basis with other debt instruments in an issuer’s capital structure and have similar maturities and covenant structures as senior secured loans.

Subordinated Debt. In addition to senior secured loans, second lien secured loans and senior secured bonds, we may invest a portion of our assets in subordinated debt. Subordinated debt investments usually rank junior in priority of payment to senior debt and are often unsecured, but are situated above preferred equity and common equity in the capital structure. In return for their junior status compared to senior debt, subordinated debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise.

The Fund may invest its cash balances in money market instruments, U.S. government securities, commercial paper, certificates of deposit, repurchase agreements and other high-quality debt instruments maturing in one year or less, among other instruments. In addition, and in response to adverse market, economic or political conditions, the Fund may invest in high-quality fixed income securities, money market instruments and money market funds or may hold significant positions in cash or cash equivalents for defensive purposes.

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MANAGEMENT FEE	Under the investment advisory agreement, dated as of March 19, 2020 (the “Investment Advisory Agreement”), between the Fund and the Advisor, the Advisor is entitled to a base management fee (the “Management Fee”).

The Management Fee is calculated and payable quarterly in arrears at the annual rate of 1.50% of the average daily value of the Fund’s Net Assets. “Net Assets” means the Fund’s total assets minus the Fund’s liabilities.

The Advisor is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement, including compensation of and office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund.

The Board, including a majority of the members of the Board (each, a “Trustee”) that are considered independent and are not “interested persons” (as defined in the 1940 Act) of the Fund or the Advisor (collectively, the “Independent Trustees”), oversees and monitors the Fund’s investment performance and will periodically review the Investment Advisory Agreement to determine whether the fees payable under such agreement are reasonable in light of the services provided.

The Advisor and the Fund have entered into the Fee Waiver Agreement and the Expense Limitation Agreement. Under the Fee Waiver Agreement, the Advisor has contractually agreed to waive 100% of its Management Fee for a one-year period. Under the Expense Limitation Agreement, the Advisor has agreed to reimburse the Fund’s initial organizational and offering costs, as well as the Fund’s operating expenses on a quarterly basis to the extent that the Fund’s total annualized fund operating expenses, inclusive of any fees the Fund has agreed to bear pursuant to 4(b) of an administration agreement between BSP and the Fund, dated as of March 19, 2020 (the “BSP Administration Agreement”), but excluding (i) expenses directly related to the interest costs and structuring costs for borrowing and line(s) of credit, taxes, litigation and extraordinary expenses, (ii) any distribution and shareholder servicing fees in respect of the relevant month and (iii) the Management Fee, exceed 0.45% of the Fund’s month-end NAV (the “Expense Cap”).

In consideration of the Advisor’s agreement to reimburse the Fund’s operating expenses, the Fund has agreed to repay the Advisor in the amount of expenses reimbursed pursuant to the Expense Limitation Agreement (an “Advisor Recoupment”); provided, however, the Fund will pay the Advisor Recoupment only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable expense payment was made by the Advisor; and (ii) the Advisor Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Cap. For the avoidance of doubt, the Advisor Recoupment will not cause Fund expenses to exceed the Expense Cap either (i) at the time of the waiver or (ii) at the time of recoupment. See “Fund Expenses—Fee Waiver Agreement and Expense Limitation Agreement” for additional information. The Fee Waiver Agreement and the Expense Limitation Agreement will each remain in effect for a period of one year from the date of the respective agreements, unless and until the Board approves either agreement’s modification or termination. The Fee Waiver Agreement and the Expense Limitation Agreement may be terminated only by the Fund’s Board on notice to the Advisor during the initial one-year term; thereafter, each is terminable by either the Advisor or the Fund’s Board in accordance with its respective terms. See “Fund Expenses.”

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DISTRIBUTION AND SHAREHOLDER SERVICING FEES AND SALES LOAD	Advisor Class Shares are not subject to either a distribution or a shareholder servicing fee. Class A Shares may be charged an annual distribution and shareholder servicing fee of up to 0.50% per year, payable quarterly of the average daily net assets attributable to Class A Shares. Investors purchasing Class A Shares may be charged a sales load of up to 2.25% of the investor’s subscription. See “Plan of Distribution.”

FUND EXPENSES	Under the BSP Administration Agreement, Benefit Street Partners L.L.C. (the “BSP Administrator”) furnishes the Fund with office equipment and clerical, bookkeeping and record keeping services at the Fund’s office facilities, oversees the services of the USB Administrator, and generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the BSP Administration Agreement are equal to an amount based upon the Fund’s allocable portion of the BSP Administrator's overhead and other expenses (including travel expenses) incurred by BSP Administrator in performing its obligations under the BSP Administration Agreement, including the Fund’s allocable portion of the compensation of certain of its officers (including the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The BSP Administrator may be reimbursed, at cost, for expenses it pays on the Fund’s behalf, including for services delegated to the USB Administrator (as defined below). The Fund’s Board of Trustees, including the Independent Trustees, will review the compensation that the Fund pays to BSP Administrator consistent with Rule 17d-1 under the 1940 Act to determine that payments made to BSP Administrator are reasonable in light of the services provided.

Pursuant to an administration agreement between U.S. Bancorp Fund Services, LLC and the Fund (the “USB Administration Agreement”), U.S. Bancorp Fund Services, LLC (the “USB Administrator”) will perform certain of the Fund’s required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, investor relations and technology, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s Shareholders and reports filed with the SEC. In addition, the USB Administrator assists the Fund in determining and publishing its net asset value, oversees the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to Shareholders. The USB Administrator is paid at a rate of [•].

The BSP Administration Agreement and USB Administration Agreement may be terminated by either party without penalty upon at least 60 days' written notice to the other party.

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It is also understood and agreed that if persons associated with the Advisor or any of their affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical or administrative services to the Fund at the request of the Fund, the Fund will reimburse the Advisor and their affiliates for their costs in providing such accounting, legal, clerical or administrative services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. Nothing contained in this prospectus shall be construed to restrict the Fund’s right to hire its own employees or to contract for services to be performed by third parties.

DISTRIBUTIONS	The Fund’s distribution policy is to make monthly distributions to Shareholders. See “Distributions.”

The Board reserves the right to change the distribution policy from time to time.

DISTRIBUTION REINVESTMENT PLAN	The Fund will operate a distribution reinvestment plan (“DRP”) administered by DST Systems Inc. (“DST”). Pursuant to the DRP, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund. Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the Plan at any time by written instructions to that effect to DST. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by DST one day prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are reinvested in full and fractional shares. See “Distributions — Distribution Reinvestment Plan.”

BOARD OF TRUSTEES	The Board has overall responsibility for monitoring and overseeing the Fund’s management and operations. A majority of the Trustees are Independent Trustees. See “Management of the Fund.”

PURCHASES OF SHARES	The Fund’s Shares are offered on a daily basis. Please see “Plan of Distribution” on page 70 for purchase instructions and additional information.

The minimum initial investment for Class A Shares is $2,500; subsequent investments may be made in any amount. The Fund reserves the right to waive investment minimums. See “Distributions—Distribution Reinvestment Plan.”

The minimum initial investment for Advisor Class Shares is $1,000,000; subsequent investments may be made in any amount. The Fund reserves the right to waive the investment minimum pursuant to the Purchase Terms in the Plan of Distribution. See “Distributions—Distribution Reinvestment Plan.”

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PLAN OF DISTRIBUTION	Franklin/Templeton Distributors, Inc. (the "Distributor"), located at One Franklin Parkway San Mateo, CA 94403-1906, serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares. The Fund’s Shares are offered for sale through the Distributor at NAV plus the applicable sales load.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use it best efforts to solicit orders for the sale of the Shares. Shares of the Fund will not be listed on any national securities exchange, and the Distributor will not act as a market maker in Shares.

The Advisor or its affiliates, in the Advisor’s discretion and from their own resources, may pay additional compensation to financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”) in connection with the sale of Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of Additional Compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the fund over other potential investments.

UNLISTED CLOSED-END INTERVAL FUND STRUCTURE	The Fund has been organized as a continuously offered, non-diversified, closed-end management investment company. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide limited liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts quarterly repurchase offers for a limited amount of the Fund’s Shares (at least 5%).

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The Fund believes that an unlisted closed-end structure is most appropriate for the long-term nature of the Fund’s strategy. Features that interfere with the Fund’s long-term investment strategy (such as daily redemptions permitted by open-end funds that can require the premature sale of investments) could impair the Fund’s ability to execute its investment strategy. Accordingly, an unlisted closed-end structure helps the Fund achieve its investment objective. The Fund’s NAV per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund outside the share repurchase program no matter how poorly the Fund performs. See “Summary—Share Repurchase Program.” Because exchange-traded closed-end funds also do not redeem Shares, they also could execute the Fund’s buy-and-hold strategy. Because an exchange-traded closed-end fund’s shares can trade at a discount to NAV, they may present a more attractive opportunity to investors.

SHARE CLASSES	The Fund currently offers two different classes of Shares: Class A and Advisor Class. The Fund began continuously offering its Shares on [•], 2020. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each share class are different. The fees and expenses for the Fund are set forth in “Summary of Fees and Expenses.” If you have hired an intermediary and are eligible to invest in more than one class of Shares, the intermediary may help determine which share class is appropriate for you. When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own Shares, and the total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all Financial Intermediaries offer all classes of Shares. If your Financial Intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

VALUATIONS	The Board is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to Fund management, which is comprised of officers and employees of the Advisor, and has authorized the Advisor to utilize the independent third-party pricing services and independent third-party valuation services that have been approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets.

SHARE REPURCHASE PROGRAM	The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s Shares.

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The Fund is an “interval fund,” a type of fund which, to provide limited liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding shares at NAV on a quarterly basis. Quarterly repurchases occur in the months of March, June, September and December. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund expects to determine the NAV applicable to repurchases on the Repurchase Request Deadline. However, the NAV will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”), although the NAV is expected to be determined on the Repurchase Request Deadline. The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such Date. As there is not likely to be a secondary market for Shares, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Risk Factors — Risks Relating to Our Business and Structure — Repurchase Offers Risks.”

ERISA PLANS AND OTHER TAX EXEMPT ENTITIES	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, neither the Fund nor the Advisor will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”

SUMMARY OF TAXATION	The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is currently distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements, and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Shareholders, as applicable. See “Distributions” and “Tax Aspects.”

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FISCAL YEAR	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31.

REPORTS TO SHAREHOLDERS	As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to Internal Revenue Service (“IRS”) reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

RISK FACTORS	Investing in the Fund involves risks, including the risk that a Shareholder may receive little or no return on their investment or that a Shareholder may lose part or all of their investment. Below is a summary of some of the principal risks of investing in the Fund. Investing in the Fund may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in the Fund. Shareholders should consider carefully the following principal risks before investing in the Fund:

•	Unlike most closed-end funds, the Fund’s Shares will not be listed on any securities exchange;

•	Although the Fund intends to implement a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity;

•	If a Shareholder is able to sell its Shares outside of the quarterly repurchase process, the Shareholder likely will receive less than its purchase price and the then current NAV per Share;

•	Future disruptions or instability in capital markets could negatively impact our ability to raise capital, and have a material adverse effect on our business, financial condition and results of operations;

•	The amount of any distributions we pay is uncertain. Our distributions to Shareholders may exceed our earnings. Therefore, portions of the distributions that we pay may represent a return of capital to you which will lower your tax basis in your shares and reduce the amount of funds we have for investment in targeted assets. We may not be able to pay you distributions, and our distributions may not grow over time. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses;

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•	Price declines in the large corporate leveraged loan market may adversely affect the fair value of debt securities we hold, reducing our net asset value through increased net unrealized depreciation;

•	We depend upon information systems, and systems failures could significantly disrupt our business, which may, in turn, negatively affect the value of our common stock and our ability to pay distributions;

•	There are significant potential conflicts of interest that could impact our investment returns;

•	The Fund may be materially adversely affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Fund invests;

•	Our financial results may be affected adversely if one or more of our significant equity or junior debt investments defaults on its payment obligations or fails to perform as we expect;

•	Certain of the Fund’s investments are subject to interest rate risk;

•	Because we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us;

•	Our investments in portfolio companies may be risky, and we could lose all or part of our investment. We intend to invest primarily in first and second lien senior secured loans and mezzanine debt issued by middle market companies. For our senior secured lien loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal. Mezzanine debt investments are typically unsecured, and investing in mezzanine debt may involve a heightened level of risk, including a loss of principal or the loss of the entire investment. Our investments may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal;

•	Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of your investment;

•	The Fund is a non-diversified, closed-end investment company and may hold a narrower range of investments than a diversified fund under the 1940 Act;

•	The Fund operates in a highly competitive market for investment opportunities;

•	We may be subject to corporate-level U.S. federal taxes if we fail to maintain our qualification as a RIC.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

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SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES	CLASS A	ADVISOR CLASS
Maximum sales load imposed on purchases(1)	2.25%	None
Maximum contingent deferred sales charge (2)	None	None
ANNUAL FUND EXPENSES (as a percentage of average net assets attributable to Shares)
Management fee(3)	1.50%	1.50%
Interest payments on borrowed funds and securities sold short(4)	1.15%	1.15%
Other expenses(5)	1.59%	1.59%
Distribution and shareholder servicing fee(6)	0.50%	None
Total annual fund expenses	4.74%	4.24%
Fee Waiver and expense reimbursement(7)	(2.64)%	(2.64)%
Total annual fund expenses after expense reimbursement(7)	2.10%	1.60%

(1)	Advisor Class Shares do not impose a front-end sales charge. Investors purchasing Class A Shares may be charged a sales load of up to 2.25% of the investment amount. The table assumes the maximum sales load is charged. The Distributor may, in its discretion, waive all or a portion of the sales load for certain investors. See “Plan of Distribution.”

(2)	With respect to purchases of $500,000 or more only, investors will pay a contingent deferred sales charge of 1.00% for Class A Shares repurchased within 18 months of purchase.

(3)	The Management Fee is calculated and payable quarterly in arrears at the annual rate of 1.50% of the average daily value of the Fund’s Net Assets.

(4)	These expenses represent estimated interest payments the Fund expects to incur in connection with its expected credit facility and short sales during the current fiscal year. See “Investment Objective, Opportunities and Strategies — Leverage.” The amount shown in the table above is based on the assumption that the Fund borrows money for investment purposes in an amount equal to 25% of its net assets. This analysis assumes an annual interest rate on borrowings of 3.45%

(5)	Other expenses include accounting, legal and auditing fees of the Fund, organizational and offering costs, as well as the reimbursement of the compensation of administrative personnel and fees payable to the Independent Trustees. The amount presented in the table estimates the amounts the Fund expects to pay during the one year period beginning April 1, 2020, assuming the Fund has a net asset value of approximately $150 million.

(6)	Class A Shares may charge an annual distribution and shareholder servicing fee of up to 0.50% per year, payable quarterly, of the average daily net assets attributable to Class A Shares. The Fund may use this fee to compensate Financial Intermediaries or financial institutions for distribution-related expenses and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may also include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s sub-transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or BSP may reasonably request.

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(7)

The Advisor and the Fund have entered into the Fee Waiver Agreement and the Expense Limitation Agreement. Under the Fee Waiver Agreement, the Advisor has contractually agreed to waive 100% of its Management Fee for a one-year period from the effective date of this Prospectus. Under the Expense Limitation Agreement, the Advisor has agreed to reimburse the Fund’s initial organizational and offering costs, as well as the Fund’s operating expenses on a quarterly basis to the extent that the Fund’s total annualized fund operating expenses, inclusive of any fees the Fund has agreed to bear pursuant to 4(b) of the BSP Administration Agreement, but excluding (i) expenses directly related to the interest costs and structuring costs for borrowing and line(s) of credit, taxes, litigation and extraordinary expenses, (ii) any distribution and shareholder servicing fees in respect of the relevant month and (iii) the Management Fee, exceed the Expense Cap.

In consideration of the Advisor’s agreement to reimburse the Fund’s operating expenses, the Fund has agreed to repay the Advisor an Advisor Recoupment; provided, however, the Fund will pay the Advisor Recoupment only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable expense payment was made by the Advisor; and (ii) the Advisor Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Cap. For the avoidance of doubt, the Advisor Recoupment will not cause Fund expenses to exceed the Expense Cap either (i) at the time of the waiver or (ii) at the time of recoupment. See “Fund Expenses—Fee Waiver Agreement and Expense Limitation Agreement” for additional information. The Fee Waiver Agreement and the Expense Limitation Agreement will each remain in effect for a period of one year from the date of the respective agreements, unless and until the Board approves either agreement’s modification or termination. The Fee Waiver Agreement and the Expense Limitation Agreement may be terminated only by the Fund’s Board on notice to the Advisor during the initial one-year term; thereafter, each is terminable by either the Advisor or the Fund’s Board in accordance with its respective terms. See “Fund Expenses.”

Example:

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in Shares. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above and do not include any expense support from the Advisor.

An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:

Share Class	1 Year	3 years	5 Years	10 Years
Advisor Class	$16	$85	$160	$384
Class A	$44	$123	$211	$471

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Management Fee.”

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THE FUND

The Fund is a non-diversified, closed-end management investment company that is registered under the 1940 Act. The Fund is structured as an “interval fund” and continuously offers its Shares. The Fund was organized as a Delaware statutory trust on November 12, 2019. The principal office of the Fund is located at 9 West 57th St., 49th Floor, Suite 4920, New York, NY 10019 and its telephone number is (212) 558-6770.

The Fund’s investment objective is to generate attractive risk-adjusted returns with consistent current income.

The Fund seeks to achieve its investment objective by investing in private credit investments in middle market companies in the United States. The investment portfolio will primarily consist of private credit investments, which include privately offered secured debt (including senior secured, unitranche and second-lien debt) and unsecured debt (including senior unsecured and subordinated debt) across directly originated corporate loans, broadly syndicated corporate loans and high yield corporate bonds. Under normal circumstances, private credit investments will represent at least 80% of the Fund’s Managed Assets. The Fund’s portfolio will be deemed to be non-diversified under the 1940 Act, meaning it may invest a greater percentage of its assets in a single or limited number of issuers than a diversified fund.

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THE ADVISOR

BSP, an investment adviser registered with the SEC under the Advisers Act, serves as the Fund’s investment adviser. BSP is a subsidiary of Franklin Resources, Inc., a global investment management organization (together with its affiliated advisers (but excluding BSP), referred to in this section as “Franklin Templeton”).

Established over a decade ago, BSP is based in New York City with eight offices across the country. With approximately $27.5 billion in assets under management, BSP offers a broad spectrum of investment capabilities to its investors covering corporate performing and distressed private credit, structured credit and commercial real estate credit. The BSP credit platform includes approximately $12.6 billion of assets in private debt.1 Over the past eleven years, the funds and separately managed accounts comprising BSP’s private debt strategy have invested approximately $21.4 billion in capital.

1 Assets under management (“AUM”) refers to the assets under management for all credit funds, as well as separately managed accounts managed or sub-advised by BSP and affiliated investment advisers AUM amounts are as of January 31, 2020. AUM is unaudited, preliminary and subject to change. “Private debt” AUM reflects the AUM of the funds and accounts reflected in the private debt.

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USE OF PROCEEDS

The proceeds from the sale of Shares are invested by the Fund to pursue its investment program and strategies.

There can be no assurance that the Fund will be able to sell all the Shares it is offering. If the Fund sells only a portion of the Shares it is offering, the Fund may be unable to achieve its investment objective.

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INVESTMENT OBJECTIVE, OPPORTUNITIES AND STRATEGIES

Investment Objective

The Fund’s investment objective is to generate attractive risk-adjusted returns with consistent current income.

Investment Opportunities and Strategies

The Fund seeks to achieve its investment objective by investing in private credit investments in middle market companies in the United States. The investment portfolio will primarily consist of private credit investments, which include privately offered secured debt (including senior secured, unitranche and second-lien debt) and unsecured debt (including senior unsecured and subordinated debt) across directly originated corporate loans, broadly syndicated corporate loans and high yield corporate bonds. Under normal circumstances, private credit investments will represent at least 80% of the Fund’s Managed Assets. The Fund’s portfolio will be deemed to be non-diversified under the 1940 Act, meaning it may invest a greater percentage of its assets in a single or limited number of issuers than a diversified fund.

The Fund intends to target a differentiated investment strategy comprised of six key components:

•	sourcing of primarily private debt opportunities through BSP’s extensive proprietary networks and close relationships;

•	prioritization of non-competitive, “strategic capital” opportunities, including non-sponsored investments;

•	creative and flexible approach to providing capital;

•	optimization of investment level risk/return profile;

•	maintaining fund-level downside protection through world-class risk management and multi-dimensional diversification; and

•	ability to take advantage of opportunities BSP believes are mispriced.

Sourcing of primarily private debt opportunities. At the heart of the Fund’s investment strategy is its approach to sourcing attractive private debt opportunities by capitalizing on BSP’s extensive networks as well as its proprietary relationships and insights.

This differentiated transaction-sourcing framework comprises hundreds of close, long-standing personal relationships that have been forged over the course of several decades and hundreds of transactions. BSP personnel have collectively been involved in thousands of credit transactions over the course of their careers as senior bankers at preeminent institutions at the center of the global credit markets. Primarily through hands-on, personal involvement in these investments and transactions, the BSP team has developed and maintained a broad and diversified network of contacts throughout the deal transaction ecosystem. This network is a rich source of proprietary idea and deal generation, often yielding a “first look” at attractive private debt opportunities.

Prioritize non-competitive, “strategic capital” opportunities. The Fund will seek to prioritize non-competitive, “strategic capital” opportunities where BSP is strongly positioned as a debt provider by virtue of its industry insights, capital markets expertise or other differentiating attribute. BSP participates in both transactions initiated with the backing of private equity firms and transactions without such backing and has historically followed a balanced approach to allocating into both types of deals. BSP incorporates a component of transactions without private equity backing into its managed portfolios because they are typically less competitive, and therefore often result in better yield and other terms per unit of risk than sponsored loans. Having said that, deals without private equity backing tend to be more episodic in nature than sponsor deals. As such, the Fund also expects to invest in private equity-backed loans with a focus on targeting non-competitive transactions. Ultimately, BSP evaluates the risk-reward profile of every investment on a case-by-case basis, and its primary aim is to participate in transactions where BSP has influence over terms, covenants and governance of these investments. In BSP’s experience, investment opportunities where BSP is viewed as provider of “strategic capital,” as opposed to just capital, have generally been more attractive from a risk-reward perspective.

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Investment-level risk/return profile optimization. Every investment opportunity is evaluated on a standalone basis and must have an attractive risk-reward profile to be considered for an investment. As mentioned above, we prioritize situations which are less competitive and where we are viewed as “strategic capital” providers. This means that we prioritize a combination of non-sponsored investment opportunities, which by their nature are less competitive, as well as non-competitive sponsored investment opportunities. Most importantly, every investment is evaluated individually with regard to its risk vs. reward profile. Our aim is to invest in opportunities where we are being paid higher yields per unit of risk than what is contemplated in the broader market. Additionally, even though our investments are made from the bottom up, we aim to produce a broad portfolio of assets, which together are reflective of the types of risk we think are appropriate in any given environment. The Fund intends to target investments where attractive returns and upside potential is accompanied by solid, reliable and measurable downside protection. In addition to downside protection that comes from the contractual nature of returns inherent in all debt structures, the Fund plans to employ a wide range of investment-specific mechanisms to provide further downside protection in many of its investments.

Fund-level downside protection via risk management and broad-based investment strategy. Transcending all components of the Fund’s investment strategy is the overarching goal of downside protection at the fund-level through experienced portfolio management. BSP seeks to accomplish this objective through disciplined application of risk management best practices across the portfolio combined with a broad-based investment approach at the fund-level, across several discrete dimensions. BSP’s risk management practices are grounded in an established investment process comprising systematic underwriting, rigorous due diligence, third-party reports and investment committee approval accompanied by a proprietary and dynamic post-investment monitoring system for regularly updating issuer data (see “Investment Process”).

In addition, the Fund will not employ significant leverage to achieve its target returns. The Fund expects to use modest leverage, not to exceed the 300% asset coverage ratio. This requires that for every $1.00 of debt issued, the Fund must have $3.00 of total assets immediately after issuance.

Ability to take advantage of opportunities BSP believes are mispriced. As a complement to its traditional middle market investments, BSP will preserve the flexibility to invest opportunistically, including in opportunities it believes are mispriced. Throughout BSP’s history, its private debt funds have been opportunistic in identifying the best risk-adjusted returns as determined by market-driven factors. BSP and its affiliates have successfully invested in private debt across a credit cycle..

Market Opportunity

Large, persistent and compelling market opportunity. The fundamental premise underpinning the Fund’s investment thesis is that there is a compelling near- and medium-term opportunity to provide capital to middle market companies on attractive terms. This opportunity is a function of the size and growth rate of the middle market segment of the U.S. economy as well as a substantial, persistent and structurally-driven supply/demand imbalance for middle market debt capital across North America.

Sizeable and growing segment of the economy. Middle market companies represent a significant segment of the U.S. economy. There are approximately 200,000 middle market companies in the U.S., each typically generating annual revenue between $10 million and $1 billion. 2 Moreover, in our experience, middle market companies can have significant and recurring capital requirements and therefore, often require regular and reliable access to capital to build their businesses and compete effectively. Annual issuance of middle market loans has averaged over $175 billion since 2011 with 2019 YTD issuance at $100 billion.3

2 “Q4 2019 Middle Market Indicator”. National Center for the Middle Market. 2019.

3 Source: “Refinitiv Middle Market 4Q19 Review.” January 2020.

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Source: Refinitiv: “Middle Market 4Q 2019 Review,” January 2020. “Middle market” is defined as issuers with loan size and revenue of less than or equal to $500 million.

Reduced supply of debt capital for middle market companies. The global financial crisis and its long-term aftereffects have reduced the amount of debt capital available to middle market companies from bank lenders. The tables below summarize the banks’ retrenchment as providers of debt capital to the middle market.

Source: “4Q 2019 High-End Middle Market Lending Review.” S&P LCD. Note: Data reflects share of institutional investors in middle market leveraged loans. Middle market defined as issuers with EBITDA of $50 million or less.

Since the global financial crisis, the lending landscape has shifted as banks have pulled back their lending efforts to meet capital requirements imposed by Basel III and other regulations. In turn, alternative lenders have stepped in to fill this void by providing loans directly to companies without the use of a bank as an intermediary.

Consistent demand for debt capital by middle market companies. In contrast to this supply-side dynamic characterized by the diminished presence of traditional debt capital providers, BSP believes that demand for private debt capital will continue through the Fund’s investment period. We believe a range of dynamics drive this demand, including both cyclical factors such as leveraged buyout and other sponsor-related activity and non-cyclical factors such as impending maturities of existing debt and the need for growth capital.

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The need for debt capital to refinance maturing existing debt is particularly acute among middle market companies, with over $220 billion and $320 billion in sponsor and non-sponsor loans, respectively, maturing over the next four years in the U.S.4

4 Source: “Refinitiv Middle Market 4Q19 Review.” January 2020.

Source: “Refinitiv Middle Market 4Q19 Review.” Thompson Reuters. January 2020. “Middle market” is defined as deal volume made available to corporate borrowers with sales less than $500 million and deal size less than $500 million.

Portfolio Composition

The Fund’s portfolio will consist of some combination of the following types of investments:

Directly Originated Corporate Loans. The Fund may invest in first lien senior secured loans (including “unitranche” loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component, of U.S. middle-market companies, where the Advisor believes the supply of primary capital is limited and the investment opportunities are most attractive. These investments are typically made to companies with annual revenues up to $1 billion.

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Broadly Syndicated Corporate Loans. Syndicated Loans generally hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and holders of equity of the Borrower. Typically, in order to borrow money pursuant to a Syndicated Loan, a Borrower will, for the term of the Syndicated Loan, pledge collateral (subject to typical exceptions), including but not limited to (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Syndicated Loans made to non-public companies, the company’s Shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Syndicated Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Syndicated Loan.

Syndicated Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Syndicated Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Syndicated Loans should decrease. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. The Fund may utilize total return swaps and/or various other Derivatives to a lesser extent, for the purposes of gaining exposure to Syndicated Loans. Derivatives used by the Fund will be counted toward the Fund’s policy of investing at least 80% of its assets in private credit instruments. As a result, the market value of Derivatives that provides the Fund with indirect exposure to private credit instruments will be counted toward the Fund’s 80% policy.

High Yield Corporate Bonds. An issuer of High Yield Corporate Bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of High Yield Corporate Bonds reflects interest on the security and changes in the market value of the security. The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term High Yield Corporate Bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term High Yield Corporate Bonds. The market value of a Corporate Bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the market place. There is a risk that the issuers of High Yield Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund may utilize various types of Derivatives, including swaps, for the purpose of gaining exposure to High Yield Corporate Bonds.

Other Investment Strategies. The Fund may also invest in securities, notes, bills, debentures, bank loans, convertible and preferred securities, government and municipal obligations and other credit instruments with similar economic characteristics. In addition, from time to time, the Fund may invest in or hold common shares and other equity securities incidental to the purchase or ownership of a Syndicated Loan or Corporate Bond or in connection with a reorganization of a borrower. The Fund may engage in short sales. The Fund may also use total return swaps and other Derivatives to gain investment exposure to credit instruments, to provide downside protection, to dampen volatility and for financing purposes. Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may invest in securities of other investment companies to the extent that these investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act or any applicable exemption therefrom. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when the Advisor believes share prices of other investment companies offer attractive values.

Other Characteristics

Below Investment Grade Credit Instruments. Most of the credit instruments in which the Fund may invest will be rated below investment grade (also known as “junk bonds”). Securities rated below investment grade are those that, at the time of investment, are rated Ba1 or lower by Moody’s, or BB+ or lower by S&P or Fitch, or if unrated are determined by the Advisor to be of comparable quality. Below investment grade securities often are regarded as having predominately speculative characteristics with respect to an issuer’s capacity to pay interest and repay principal. In addition, lower quality debt securities tend to be more sensitive to general economic conditions. Although many of the Fund’s investments may consist of securities rated below investment grade, the Fund reserves the right to invest in credit instruments of any credit quality, maturity and duration.

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Illiquid and Restricted Securities. The Fund may invest in instruments that, at the time of investment, are illiquid (generally, those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Although the Fund may invest in such instruments without limitation, pursuant to the requirements of the 1940 Act, the Board has adopted, and the Fund follows, procedures designed to ensure that the Fund maintains sufficient liquidity to meet its periodic repurchase obligations as an interval fund. The Fund may also invest, without limit, in securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.

Senior Secured Loans. Senior secured loans are situated at the top of the capital structure. Because these loans generally have priority in payment, they carry the least risk among all investments in a firm.

Second Lien Secured Loans. Second lien secured loans are immediately junior to senior secured loans and have substantially the same maturities, collateral and covenant structures as senior secured loans. Second lien secured loans, however, are granted a second priority security interest in the assets of the borrower, which means that any realization of collateral will generally be applied to pay senior secured loans in full before second lien secured loans are paid and the value of the collateral may not be sufficient to repay in full both senior secured loans and second lien secured loans. In return for this junior ranking, second lien secured loans generally offer higher returns compared to senior secured debt. These higher returns come in the form of higher interest and in some cases the potential for equity participation through warrants, though to a lesser extent than with subordinated loans.

Senior Secured Bonds. Senior secured bonds are generally secured by collateral on a senior, pari passu or junior basis with other debt instruments in an issuer’s capital structure and have similar maturities and covenant structures as senior secured loans.

Subordinated Debt. In addition to senior secured loans, second lien secured loans and senior secured bonds, we may invest a portion of our assets in subordinated debt. Subordinated debt investments usually rank junior in priority of payment to senior debt and are often unsecured, but are situated above preferred equity and common equity in the capital structure. In return for their junior status compared to senior debt, subordinated debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise.

The Fund may invest its cash balances in money market instruments, U.S. government securities, commercial paper, certificates of deposit, repurchase agreements and other high-quality debt instruments maturing in one year or less, among other instruments. In addition, and in response to adverse market, economic or political conditions, the Fund may invest in high-quality fixed income securities, money market instruments and money market funds or may hold significant positions in cash or cash equivalents for defensive purposes.

The Investment Process

The Fund’s expected investment process consists of several distinct phases as summarized in the following exhibit.

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Expected Investment Process

Sourcing

- "First look" access to private debt opportunities
- Rigorous vetting process including, meeting with management team and constructing preliminary operating / financial model

Structuring

- Discussion under NDA to confirm interest
- Tailor and negotiate preliminary term sheet with company

→ Pre-Investment Committee Discussion

Full Due Diligence

- Evaluate expected return and overall attractiveness of investment
- Comprehensive fundamental, legal, accounting and competitor analysis, management team interviews and final valuation
- Documentation and negotiation of final credit agreement

→ Investment Committee Approval

Investment & Monitoring

- Investments monitored regularly and discussed at portfolio review meetings
- Proactive monitoring of performance and management of company

Realization

- Underwrite majority of investments with belief that we will hold to maturity
- Will consider exiting on a selective and opportunistic basis

Sourcing. Our credit team’s investment process typically begins with sourcing private debt opportunities through our extensive proprietary networks and other relationships. Investment ideas deemed worthy of exploration are then channeled into a rigorous vetting process. Investment ideas are initially screened according to strict internal credit and pricing criteria. Ideas that pass this initial screen are then discussed among the broader BSP credit team. Only investment ideas that gain preliminary approval proceed to further evaluation.

Structuring. Investment ideas that receive favorable feedback result in a preliminary discussion with the proposed issuer under a non-disclosure agreement to confirm the issuer’s interest in the contemplated transaction prior to expending resources for full due diligence. During this phase, BSP focuses on creating a tailored financing solution for the company. Once created, the proposed solution is presented to the company so the company can consider whether the proposed structure makes sense. If both sides agree that the proposed financing solution is appropriate, a term sheet is generated, circulated and executed.

Investment Committee Preview. Upon execution of a term sheet, the deal team presents the terms and structure of the proposed investment to at least one member of the investment committee, for a full vetting. The investment committee member will then either decline the opportunity or approve that the proposed investment proceed to full due diligence. The current investment committee for the Fund is composed of Messrs. Thomas Gahan, Michael Paasche and Blair Faulstich. Before BSP, Messrs. Gahan and Paasche worked together since 1999 at Deutsche Bank Securities, where Mr. Gahan was head of corporate and investment banking in the Americas and global head of capital markets and Mr. Paasche was global head of leveraged finance. At Deutsche Bank, they oversaw credit portfolios representing more than $25 billion in assets. Messrs. Gahan, Paasche and Faulstich each has over 20 years of experience in leveraged lending, mezzanine investing, high yield financing, special situations, secondary debt, workout and private equity investing.

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Full Due Diligence. Following the investment committee preview and approval, the deal team proceeds to full due diligence of the prospective investment and issuer. This phase of the investment process comprises all aspects of credit-oriented due diligence including fundamental financial and business analysis, comprehensive accounting and legal reviews, an overview of industry trends and business valuation. BSP’s fundamental analysis involves close scrutiny of financial statements to reveal key drivers of revenues, expenses and cash flow. BSP also typically conducts extensive management team interviews to uncover incremental insights into these drivers as well as other potential issues that could affect the company’s performance and its ability to service its debt obligations. To ensure completeness of its due diligence process, BSP supplements in-house resources as necessary with leading third-party specialists including accountants, appraisers, consultants and attorneys.

Final Investment Committee. Upon completion of full due diligence, the deal team formally presents the investment opportunity to the investment committee for approval. In addition to considering the proposed investment on its standalone merits, the investment committee considers the overall fit of the proposed investment within the portfolio. At least two of the three members of the investment committee must approve the transaction.

Investment and Monitoring. Completed investments are closely monitored and, more formally, at the Fund’s regular portfolio review meeting. We conduct regular meetings with management and stay in close contact with the issuer to ensure a steady stream of information (including compliance with loan covenants) and to get an early read on potential issues. Additionally, BSP conducts quarterly portfolio review meetings where it discusses and evaluates the entirety of the investments in its portfolio. In the event that actual or potential underperformance is identified, the investment will be discussed and evaluated accordingly and BSP may seek proactive protective measures including amendments, forbearance, waivers and retention of outside consultants.

Realization. The Fund’s core strategy is to source and structure debt investments that will deliver strong returns when held to maturity or refinanced prior to maturity. However, we will consider, on a selective and opportunistic basis, exiting an investment earlier if we believe the accessible exit value has exceeded intrinsic value.

RISK FACTORS

Investing in our Shares involves a high degree of risk. Before making an investment in the Fund, you should carefully consider the following risk factors. The risks and uncertainties set forth below are not the only risks and uncertainties that we face. Additional risks and uncertainties not presently known to us or that we currently deem to be immaterial may also impair our business operations. If any of the following risks were to occur, our business, financial condition or could be materially adversely affected. In such case, the net asset value of our Shares could decline, and you may lose all or part of your investment.

Risks Related to the Fund’s Investments

Our investments in portfolio companies may be risky, and we could lose all or part of the Fund’s investment.

We invest primarily in first and second lien senior secured loans and mezzanine debt issued by middle market companies.

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First and Second Lien Senior Secured Loans. When we make senior secured loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Finally, applicable bankruptcy laws may adversely impact the timing and methods used by us to liquidate collateral securing our loans, which could adversely affect the collectability of such loans. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Debt. Our mezzanine debt investments will generally be subordinated to senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal which could lead to the loss of our entire investment.

These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, including in order to pay amounts owed under senior loans, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and Shareholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our mezzanine debt investments, such investments will be of greater risk than amortizing loans.

More generally, investing in private companies involves a number of significant risks, including that they: may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment; have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers and trustees and employees of our Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Our portfolio companies may incur debt that ranks equally with, or senior to, the Fund’s investments in such companies.

The investment portfolio will primarily consist of private credit investments, which include privately offered secured debt (including senior secured, unitranche and second-lien debt) and unsecured debt (including senior unsecured and subordinated debt) across directly originated corporate loans, broadly syndicated corporate loans and high yield corporate bonds. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

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There may be circumstances where the Fund’s debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we intend to generally structure our directly-originated investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower.

Second priority liens on collateral securing the Fund’s loans may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

A portion of our loans are secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by us under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before we receive anything. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors.

There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against our remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with more senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally will not control the Fund’s portfolio companies.

We generally will not control our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We may lose money on our investments in equity securities.

We expect to make selected equity investments, such as direct equity investments, including controlling investments, warrants or other equity securities. In addition, when we invest in first and second lien senior loans or mezzanine debt, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

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Economic recessions or downturns could impair the Fund’s portfolio companies and harm the Fund’s operating results.

Many of the portfolio companies in which we may invest may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior secured or second lien secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

In addition, while we believe that these conditions also afford attractive opportunities to make investments, future financial market uncertainty could lead to further financial market disruptions and could further adversely impact our ability to obtain financing and the value of our investments.

Defaults by the Fund’s portfolio companies will harm the Fund’s operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.

We intend to invest in corporate debt of middle market companies, including privately-held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. Second, the investments themselves tend to be less liquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. Finally, little public information generally exists about private companies. Further, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of our Advisor to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns.

The disposition of the Fund’s investments may result in contingent liabilities.

A significant portion of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of payments previously paid to us.

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The lack of liquidity in the Fund’s investments may adversely affect the Fund’s business.

We invest in companies whose securities are typically not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. We expect that our investments will generally be subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses. With respect to our investments in investment funds that calculate a net asset value per share, there can be no assurance that we will be able to sell such investments at a price equal to its net asset value per share and we may ultimately sell such investments at discount to its net asset value per share.

Prepayments of the Fund’s debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting these amounts. Alternative future investments in new portfolio companies may also be at lower yields than the debt that was repaid and will, in any case, require additional Advisor time. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

We may not have the funds or ability to make additional investments in the Fund’s portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we have elected to amortize market discounts and include such amounts, if any, in our annual taxable income, instead of upon disposition, as electing not to do so could potentially limit our ability to deduct interest expenses for tax purposes.

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Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our Shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

You may receive Shares as distributions which could result in adverse tax consequences to you.

In order to satisfy the Annual Distribution Requirement applicable to RICs, we may have the ability to declare a large portion of a distribution in Shares instead of in cash, provided that Shareholders have the right to elect to receive their distribution in cash. As long as a portion of such distribution is payable in cash (which portion can be as low as 20% based on certain rulings by the IRS) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits would be a dividend for U.S. federal income tax purposes. If too many Shareholders elect to receive their distributions in cash, each Shareholder electing to receive his/her distribution in cash would receive a pro rata portion of his/her distribution in cash and the remaining portion of the distribution would be paid in Shares. As a result, a Shareholder would be taxed on the entire distribution in the same manner as a cash distribution, even though a portion of the distribution was paid in Shares, and a Shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a Shareholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. Shareholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our Shareholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock.

An investment in the Shares by a Non-U.S. shareholder may have adverse tax consequences.

Whether an investment in the Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. A “Non-U.S. Shareholder” is a beneficial owner of Shares that is neither a U.S. Shareholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes). Among other things, a Non-U.S. Shareholder, under certain circumstances, may be subject to withholding of U.S. federal income tax at a rate of 30.0% (or lower rate provided by an applicable treaty); required to file U.S. income taxes to receive a tax credit or tax refund of overpayments of taxes; subject to U.S. income tax at graduated rates or to a branch profits on our distributions; subject to certain reporting requirements, disclosure requirements, and withholding taxes under the Foreign Account Tax Compliance Act and other laws; and subject to certain rules regarding foreign tax credits. Non-U.S. persons should consult their tax advisors with respect to U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

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Risks Relating to Our Business and Structure

Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the United States (“U.S.”) and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the U.S. and worldwide. The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis, including any austerity measures taken in exchange for bailout of certain nations, and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal and monetary policies of foreign nations, such as Russia and China, and volatility in the Chinese stock markets and global markets for commodities may have a severe impact on the worldwide and U.S. financial markets.

The current U.S. presidential administration has called for major changes to U.S. trade, healthcare, immigration and foreign policy, as well as other domestic U.S. regulatory policy. Accordingly, there is significant uncertainty with respect to regulation, legislation and government policy at the federal, state and local levels. There has been a corresponding significant increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent that changes to U.S. policy are implemented, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although we cannot predict the impact, if any, that these changes will have to our business, they could adversely affect our business, financial condition, operating results and cash flows.

Global markets could enter a period of severe disruption and instability due to catastrophic events, such as terrorist attacks, acts of war, natural disasters, and outbreaks of epidemic, pandemic or contagious diseases, which could impair our portfolio companies’ financial positions and operating results and affect the industries in which we invest and, in turn, harm our operating results

The U.S. and global markets have, from time to time, experienced periods of disruption due to events such as terrorist attacks; acts of war; natural disasters, such as earthquakes, tsunamis, fires, floods or hurricanes; and outbreaks of epidemic, pandemic or contagious diseases. Such events have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. In particular, outbreaks of epidemic, pandemic or contagious diseases may cause serious harm to our business, operating results and financial condition. Historically, disease pandemics such as the Ebola virus, Middle East Respiratory Syndrome, Severe Acute Respiratory Syndrome or the H1N1 virus, have diverted resources and priorities towards the treatment of such diseases. In December 2019, a strain of novel coronavirus causing respiratory illness emerged in the city of Wuhan in the Hubei province of China (the “Wuhan Coronavirus”). We are closely monitoring the developments in China and continually assessing the potential impact on our business and the business of our portfolio companies, including the effects described below.  However, the full impact of this outbreak is unknown as of the date of this report.

Any prolonged disruptions in the business of our portfolio companies, including a disruption in their supply chains may adversely affect their ability to obtain the necessary raw materials or components to make their products or cause a decline in the demand for their products or services, leading to a negative impact on their operating results. In addition, such events may lead to restrictions on travel to and from the affected areas, making it more difficult for our portfolio companies to conduct their businesses. As a result of pandemic outbreaks, including the Wuhan Coronavirus, businesses can be shut down, supply chains can be interrupted, slowed, or rendered inoperable, and individuals can become ill, quarantined, or otherwise unable to work and/or travel due to health reasons or governmental restrictions. Governmental mandates may require forced shutdowns of our portfolio companies’ facilities for extended or indefinite periods. In addition, these widespread outbreaks of illness, particularly in China, North America, Europe, or other locations significant to the operations of our portfolio companies, could adversely affect their workforce, resulting in serious health issues and absenteeism, and may cause serious harm to our results of operations, business, or prospects. Furthermore, future terrorist activities, military or security operations, natural disasters, disease outbreaks, pandemics or other similar events could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact our portfolio companies. During these periods of disruption, general economic conditions may deteriorate with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular. Such economic adversity could impair our portfolio companies’ financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results. These conditions may reoccur for a prolonged period of time or materially worsen in the future.

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The United Kingdom referendum decision to leave the European Union may create significant risks and uncertainty for global markets and our investments.

The decision made in the United Kingdom referendum in June 2016 to leave the European Union (commonly known as “Brexit”) has led to volatility in global financial markets, and in particular in the markets of the United Kingdom and across Europe, and may also lead to weakening in political, regulatory, consumer, corporate and financial confidence in the United Kingdom and Europe. The United Kingdom left the European Union on January 31, 2020, governed by transitional terms that will expire on December 31, 2020. During this transition phase, the United Kingdom and the EU will seek to negotiate and finalize a new, more permanent trade deal. Due to political uncertainty, it is not possible to anticipate whether the United Kingdom and the EU will be able to agree on and implement a new trade agreement or what the nature of such trade arrangement will be. In the absence of such an agreement there would be no transitional provisions the relationship between the United Kingdom and the European Union would be based on the World Trade Organization rules. The process for the United Kingdom to exit the European Union, and the longer term economic, legal, political, regulatory and social framework to be put in place between the United Kingdom and the European Union remain unclear and may lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. The mid-to-long term uncertainty may have a negative effect on the performance of any investments located or with operations in the United Kingdom or Europe. Additionally, the decision made in the United Kingdom referendum may lead to a call for similar referenda in other European jurisdictions which may cause increased economic volatility and uncertainty in the European and global markets. This volatility and uncertainty may have an adverse effect on the economy generally and on the ability of us and our portfolio companies to execute our respective strategies and to receive attractive returns.

In particular, currency volatility may mean that the returns of us and our portfolio companies are adversely affected by market movements and may make it more difficult, or more expensive, for us to implement appropriate currency hedging. Fluctuations in the value of the British pound and/or the euro along with the potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on the performance of our portfolio companies located in the United Kingdom or Europe.

Future disruptions or instability in capital markets could negatively impact the Fund’s ability to raise capital, and have a material adverse effect on the Fund’s business, financial condition and results of operations.

From time to time, the global capital markets may experience periods of disruption and instability, which could materially and adversely impact the broader financial and credit markets and reduce the availability to us of debt and equity capital. For example, between 2008 and 2009, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in the broadly syndicated credit market and the failure of major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, caused extreme economic uncertainty and significantly reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have experienced relative stability in recent years, there have been continuing periods of volatility and there can be no assurance that adverse market conditions will not repeat themselves in the future.

Future volatility and dislocation in the capital markets could create a challenging environment in which to raise or access capital. For example, the re-appearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms. Significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity) and impairments of the market values or fair market values of our investments, even if unrealized, must be reflected in our consolidated financial statements for the applicable period, which could result in significant reductions to our net asset value for the period. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes.

Uncertainty with respect to the financial stability of the United States and several countries in the European Union ("EU") could have a significant adverse effect on the Fund’s business, financial condition and results of operations.

Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of a downgrade of the U.S. long-term sovereign debt credit rating or a recession or economic slowdown in the U.S. In the future, the U.S. Government may not be able to meet its debt payments unless the federal debt ceiling is raised. On August 2, 2019, the federal debt limit was suspended until July 2021, prior to such date, legislation increasing the debt ceiling is not enacted and the debt ceiling is reached, the U.S. federal government may stop or delay making payments on its obligations, which could negatively impact the U.S. economy and our portfolio companies. In addition, disagreement over the federal budget has in the past and may in the future cause the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions, further downgrades or warnings by The Standard & Poor Financial Services L.L.C.’s Rating Service or other rating agencies, and the U.S. Government’s credit and deficit concerns in general, including issues around the federal debt ceiling, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms.

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The discontinuation of LIBOR and the transition to any new reference rates may affect the value of our LIBOR-indexed portfolio investments and may increase the cost of borrowing under our credit facilities, which in each case could affect our results of operations or financial condition.

On July 27, 2017, the U.K. Financial Conduct Authority (“FCA”) announced that LIBOR would be phased out of use after the 2021 calendar year, and the FCA has determined not to compel participant banks to submit LIBOR information after 2021. In response to the expected discontinuation of LIBOR, the Federal Reserve Board and the Federal Reserve Bank of New York formed the Alternative Reference Rates Committee (“ARRC”), a U.S. working group of private-sector representatives and financial regulators, to recommend an alternative reference rate to U.S. dollar LIBOR. Similarly, financial regulators in the UK, the European Union, Japan and Switzerland formed working groups with the aim of recommending alternatives to LIBOR denominated in their local currencies. The ARRC has recommended the Secured Overnight Financing Rate (“SOFR”) together with a spread adjustment, as appropriate in the particular market, as its preferred alternative reference rate for U.S. dollar LIBOR. SOFR represents the average interest rate to borrow cash overnight collateralized by U.S. Treasury securities, and is based primarily on recent U.S. Treasury-backed repurchase transactions.

At this time, it is not possible to predict how the discontinuation of LIBOR will affect financial instruments that utilize LIBOR, whether SOFR or any other alternative reference rates will be established, or will attain general acceptance in the financial markets, or the pace at which any such transition away from LIBOR and to any other reference rate may occur. The process of phasing out LIBOR or any further changes or reforms to the determination or supervision of LIBOR or alternative reference rates, may result in a sudden or prolonged increase or decrease in reported LIBOR or alternative reference rates, which could have an adverse impact on the market for or value of any securities, loans, derivatives and other financial obligations or extensions of credit indexed to LIBOR or such alternative reference rate that may be held by or due to us or on our overall financial condition or results of operations.

Additionally, the effect of changes or reforms to LIBOR may require us to engage in time-consuming renegotiations of any credit or similar agreements with our portfolio companies that utilize LIBOR as a factor in determining the interest rate and extend beyond 2021. We may need to renegotiate, among other provisions, the new reference rates to be used, the timing and frequency of determining rates and making interest payments and the methods for calculating or determining the interest rate adjustment. If agreements with portfolio companies are unable to be renegotiated, our investments may bear interest at a lower rate, which would decrease investment income and potentially the value and liquidity of such investments. This could have an adverse effect on our overall financial condition or results of operations. Moreover, any such reforms to LIBOR or the establishment or adoption of other reference rates may require us to renegotiate certain terms of the Wells Fargo Credit Facility and the Citi Credit Facility. If we are unable to do so, amounts drawn under such credit facilities may bear interest at a higher rate, which would increase our cost of borrowing and, in turn, affect our results of operations.

The amount of any distributions we pay is uncertain. Our distributions to our Shareholders may exceed our earnings. Therefore, portions of the distributions that we pay may represent a return of capital to you which will lower your tax basis in your shares and reduce the amount of funds we have for investment in targeted assets. A return of capital is a return of your initial investment in the Fund rather than earnings or gains derived from our investment activities. We may not be able to pay you distributions, and our distributions may not grow over time.

The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s and the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

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In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund’s distributions may constitute a return of capital to Shareholders. To the extent that the Fund pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment, rather than a return of earnings or gains derived from the Fund’s investment activities, and generally results in a reduction of the tax basis in the Shares. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

Price declines in the large corporate leveraged loan market may adversely affect the fair value of debt securities we hold, reducing the Fund’s net asset value through increased net unrealized depreciation.

Prior to the onset of the financial crisis, CLOs, a type of leveraged investment vehicle holding corporate loans, hedge funds and other highly leveraged investment vehicles, comprised a substantial portion of the market for purchasing and holding senior secured and second lien secured loans. As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is our understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure. While prices have appreciated measurably in recent years, conditions in the large corporate leveraged loan market may experience similar disruptions or distortions in the future, which may cause pricing levels to decline similarly or be volatile. As a result, we may suffer unrealized depreciation and could incur realized losses in connection with the sale of debt securities we hold, which could have a material adverse impact on our business, financial condition and results of operations.

Our ability to achieve the Fund’s investment objective depends on our Advisor’s and its affiliates’ ability to manage and support our investment process. If our Advisor were to lose any members of its senior management team, our ability to achieve our investment objective could be significantly harmed.

We are externally managed and depend upon the investment expertise, diligence, skill and network of business contacts of our Advisor. We also depend, to a significant extent, on our Advisor’s access to the investment professionals and the information and deal flow generated by such investment professionals in the course of its investment and portfolio management activities. Our Advisor evaluates, negotiates, structures, closes, monitors and services our investments. Our success depends to a significant extent on the continued service and coordination of our Advisor, including its key professionals. The departure of a significant number of our Advisor’s or its affiliates’ key professionals could have a materially adverse effect on our ability to achieve our investment objective. Additionally, changes in ownership or management practices, the occurrence of adverse events affecting our Advisor or its affiliates or other companies advised by our Advisor and its affiliates could create adverse publicity and adversely affect us and our relationship with investment banks, business brokers, loan syndication and trading desks and other investment counterparties. In addition, we can offer no assurance that our Advisor will remain our investment adviser or that we will continue to have access to our Advisor’s or its affiliates’ investment professionals or their information and deal flow.

Because the Fund’s business model depends to a significant extent upon relationships with investment banks, business brokers, loan syndication and trading desks, and commercial banks, the inability of our Advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

Our Advisor depends on its relationship with private equity firms, investment banks, business brokers, loan syndication and trading desks, and commercial banks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Advisor fails to maintain its existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom our Advisor’s professionals have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

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We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

The Fund competes for investments with other closed-end funds and investment funds, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Many of the Fund’s competitors are substantially larger and may have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than it has. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. The Fund may lose investment opportunities if it does not match its competitors’ pricing. If the Fund is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of the Fund’s competitors could force it to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund.

A significant portion of the Fund’s investment portfolio is recorded at fair value as determined in good faith by our board of trustees and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there are no readily available market quotations, at fair value, as determined by our board of trustees. However, the majority of our investments are not publicly traded or actively traded on a secondary market. As a result, we value these securities quarterly at fair value as determined in good faith by our board of trustees.

The determination of fair value, and thus the amount of unrealized losses we may incur in any year, is to a degree subjective, and our Advisor has a conflict of interest in providing input to the board of trustees in making this determination. We expect to value our securities quarterly at fair value as determined in good faith by our board of trustees based on input from our Advisor and at such other times as may be required to comply with the requirements of the 1940 Act. Our board of trustees may utilize the services of one or more independent third-party valuation firms to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments on indebtedness and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value by our board of trustees may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments. See “Determination of Net Asset Value.”

We may experience consequences resulting from the general risks associated with derivatives.

Although the Fund does not expect investments in derivatives (“Derivatives”) to represent a significant component of its portfolio initially, the Fund may use Derivatives including, in particular, swaps (including, total return swaps), synthetic collateralized loan obligations, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, Derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a Derivative for speculative purposes, which the Fund does not initially intend to do, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative’s cost. The use of Derivatives may involve substantial leverage. The use of Derivatives may subject the Fund to the following risks, including but not limited to:

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•	Credit risk—the risk that the counterparty in a Derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar Derivative will not be able to honor its financial obligations. Certain participants in the Derivatives market, including larger financial institutions, have recently experienced significant financial hardship and deteriorating credit conditions. If the Fund’s counterparty to a Derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

•	Currency risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Leverage risk—the risk associated with certain types of Derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth. This risk is heightened to the extent the Fund engages in OTC Derivative transactions.

•	Correlation risk—the risk that changes in the value of a Derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market, security or loan to which the Fund seeks exposure.

•	Index risk—if the Derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the Derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Regulatory risk—various legislative and regulatory initiatives may impact the availability, liquidity and cost of Derivatives, including potentially limiting or restricting the ability of the Fund to use certain Derivatives or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. See “Types of Investments and Related Risks—Legislation and Regulation Risks”.

As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of Derivatives. For more information about these practices, see “—If we utilize certain classes of Derivatives, we will be required to account for Asset Segregation to cover certain positions.”

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If we utilize certain classes of Derivatives, we will be required to account for asset segregation to cover certain positions.

As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC-staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of Derivatives. In the case of swaps, futures contracts, options, forward contracts and other Derivatives that do not cash settle, for example, the Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other Derivatives that are required to cash settle, the Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Instruments that do not cash settle may be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. The Fund reserves the right to modify its asset segregation policies in the future in its discretion, consistent with the Investment Company Act and SEC or SEC-staff guidance. By identifying assets equal to only its net obligations under certain instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund was required to identify assets equal to the full notional amount of the instrument.

We may experience fluctuations in the Fund’s quarterly results.

We may experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, variations in the interest rates on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Terrorist attacks, acts of war, natural disasters, outbreaks or pandemics may impact the Fund’s portfolio companies and harm the Fund’s business, operating results and financial condition.

Terrorist acts, acts of war natural disasters, disease outbreaks, pandemics or other similar events may disrupt our operations, as well as the operations of our portfolio companies. Such acts have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. Future terrorist activities, military or security operations, natural disasters, disease outbreaks, pandemics or other similar events could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact our portfolio companies and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We depend upon information systems, and systems failures could significantly disrupt the Fund’s business, which may, in turn, negatively affect the value of the Fund’s Shares and our ability to pay distributions.

We depend upon the communications and information systems of the Advisor and its affiliates as well as certain other third-party service providers. We, and our third-party service providers, are susceptible to operational and information security risks. While our third-party service providers have procedures in place with respect to information security, their technologies may become the target of cyber-attacks or information security breaches that could result in the unauthorized gathering, monitoring, release, misuse, loss or destruction of our and/or our Shareholders’ confidential and other information, or otherwise disrupt our operations or those of our third-party service providers. Disruptions or failures in the physical infrastructure or operating systems that our third-party service providers, cyber-attacks or security breaches of the networks, systems or devices that our third-party service providers use to service our operations, or disruption or failures in the movement of information between service providers could disrupt and impact the service providers’ and our operations, potentially resulting in financial losses, the inability of our Shareholders to transact business and of us to process transactions, inability to calculate our NAV, misstated or unreliable financial data, violations of applicable privacy and other laws, regulatory fines, penalties, litigation costs, increased insurance premiums, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Our third-party service providers’ policies and procedures with respect to information security have been established to seek to identify and mitigate the types of risk to which we and our third-party service providers are subject. As with any risk management system, there are inherent limitations to these policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified. There can be no assurance that we or our third-party service providers will not suffer losses relating to information security breaches (including cyber-attacks) or other disruptions to information systems in the future.

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Our business could suffer in the event our Advisor or any other party that provides us with services essential to our operations experiences system failures or cyber-incidents or a deficiency in cybersecurity.

Despite system redundancy, the implementation of security measures and the existence of a disaster recovery plan for the internal information technology systems of our Advisor and other parties that provide us with services essential to our operations, these systems are vulnerable to damage from any number of sources, including computer viruses, unauthorized access, energy blackouts, natural disasters, terrorism, war and telecommunication failures. Any system failure or accident that causes interruptions in our operations could result in a material disruption to our business.

A cyber-incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of information resources. More specifically, a cyber-incident is an intentional attack or an unintentional event that can result in third parties gaining unauthorized access to systems to disrupt operations, corrupt data, or steal confidential information. As reliance on technology in our industry has increased, so have the risks posed to the systems of our Advisor and other parties that provide us with services essential to our operations, both internal and those that have been outsourced. In addition, the risk of a cyber-incident, including by computer hackers, foreign governments and cyber terrorists, has generally increased as the number, intensity and sophistication of attempted attacks and intrusions from around the world have increased. Even the most well protected information, networks, systems and facilities remain potentially vulnerable because the techniques used in such attempted attacks and intrusions evolve and generally are not recognized until launched against a target. In some cases such attacks and intrusions are designed not to be detected and, in fact, may not be detected.

The remediation costs and lost revenues experienced by a victim of a cyber-incident may be significant and significant resources may be required to repair system damage, protect against the threat of future security breaches or to alleviate problems caused by any breaches, including reputational harm, loss of revenues and litigation. In addition, a security breach or other significant disruption involving the information technology networks and related systems of our Advisor or any other party that provides us with services essential to our operations could:

•	result in misstated financial reports, violations of loan covenants, missed reporting deadlines;

•	affect our ability to properly monitor our compliance with the rules and regulations regarding our qualification as a RIC;

•	result in the unauthorized access to, and destruction, loss, theft, misappropriation or release of, proprietary, confidential, sensitive or otherwise valuable information, which others could use to compete against us or for disruptive, destructive or otherwise harmful purposes and outcomes;

•	result in liability to us for claims by stockholders and third-parties;

•	require significant management attention and resources to remedy any damages that result; or

•	adversely impact our reputation among investors.

Although our Advisor and other parties that provide us with services essential to our operations intend to continue to implement industry-standard security measures, there can be no assurance that those measures will be sufficient, and any material adverse effect experienced by our Advisor and other parties that provide us with services essential to our operations could, in turn, have an adverse impact on us.

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Repurchase Offers Risks.

As described under “Share Repurchase Program,” the Fund is an “interval fund” and, to provide limited liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding shares at NAV on a quarterly basis. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain Shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. See “Share Repurchase Program.”

We could potentially be involved in litigation arising out of the Fund’s operations in the normal course of business.

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

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Other Risks Related to the Fund

The time and resources that individuals and the executive officers of the Fund’s Advisor devote to us may be diverted and we may face additional competition due to the fact that neither our Advisor nor its affiliates are prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Affiliates and executive officers of the Advisor currently manage other investment entities and are not prohibited from raising money for and managing future investment entities that make the same types of investments as those we target. As a result, the time and resources that the executive officers and individuals employed by the Advisor and its affiliates devote to us may be diverted, and during times of intense activity in other areas of business, they may devote less time and resources to our business than is necessary or appropriate.

There are significant potential conflicts of interest that could impact the Fund’s investment returns.

We pay management fee to our Advisor and reimburse our Advisor for certain expenses it incurs on our behalf. In addition, investors in our Shares invest on a gross basis and receive distributions on a net basis after expenses, resulting in a lower rate of return than one might achieve through direct investments.

Our ability to enter into transactions with our affiliates is restricted.

The 1940 Act generally prohibits closed-end funds from entering into negotiated co-investments with affiliates absent an order from the SEC. Unless otherwise provided in the allocation policy, if an investment opportunity is appropriate for both us and other investment funds, the investment opportunity requires more than the price to be negotiated and cannot be effected pursuant to the terms of our exemptive order granted by the SEC, the investment opportunity will be made available to the other investment fund or us on an alternating basis based on the date of closing of each such investment opportunity and each fund’s available capital. As a result, the Advisor and/ or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or its affiliates.

On August 5, 2015, we received exemptive relief from the SEC that permits us greater flexibility to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by the Advisor or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Under the terms of this exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our eligible trustees are required to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our shareholders and do not involve overreaching in respect of us or our shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment strategies and policies.

We may be subject to corporate-level U.S. federal taxes if we fail to maintain our qualification as a RIC.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•	The annual distribution requirement (the “Annual Distribution Requirement”)for a RIC will be satisfied if we distribute to our Shareholders on an annual basis at least 90% of our net ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. We may be subject to corporate-level U.S. federal income tax on any of our undistributed income or gain. Additionally, we will be subject to a 4% nondeductible federal excise tax to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. Because we use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. Also, share repurchases could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. In such cases, if we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

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•	The income source requirement will be satisfied if we obtain at least 90% of our gross income for each year from dividends, interest, gains from the sale of stock or securities, gains from the sale of foreign currency, from other income derived with respect to our business of investing in such sources of income, and net income attributable to a qualified publicly traded partnership.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to maintain RIC tax treatment for any reason and are subject to corporate-level U.S. federal income tax on all of our income, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Even if we qualify as a RIC, we will be required to pay corporate-level U.S. federal income taxes on any income or capital gains that we do not distribute (or deemed to be distributed) to Shareholders. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

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MANAGEMENT OF THE FUND

Trustees

Pursuant to the Declaration of Trust and bylaws, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of six members, all but one of whom are considered Independent Trustees. The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Trustees serving on the Board were elected by the organizational Shareholder of the Fund. The Statement of Additional Information provides additional information about the Trustees.

BSP serves as the Fund’s investment advisor pursuant to the terms of the Investment Advisory Agreement and subject to the authority of, and any policies established by, the Board. Under the Investment Advisory Agreement, the Advisor manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and Trustees regularly.

The Board, including a majority of the Independent Trustees, oversees and monitors the Fund’s investment performance. After an initial two-year term, the Board will review on an annual basis the Investment Advisory Agreement to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided.

Investment Personnel

The Advisor’s investment advisory activities on behalf of the Fund will be headed by Thomas Gahan, Michael Paasche and Blair Faulstich. Before BSP, Messrs. Gahan and Paasche worked together since 1999 at Deutsche Bank Securities, where Mr. Gahan was head of corporate and investment banking in the Americas and global head of capital markets and Mr. Paasche was global head of leveraged finance. At Deutsche Bank, they oversaw credit portfolios representing more than $25 billion in assets. Messrs. Gahan, Paasche and Faulstich each have over 20 years of experience in leveraged lending, mezzanine investing, high yield financing, special situations, secondary debt, workout and private equity investing.

BSP Investment Committee

Thomas Gahan, Chief Executive Officer. Thomas Gahan is chief executive officer of BSP and is based in our New York office. Prior to joining Providence Equity Partners L.L.C. and launching BSP in 2008, Mr. Gahan was global head of capital markets of Deutsche Bank Securities Inc. and head of corporate and investment banking in the Americas. He was also chairman of the principal investment committee and a member of the global banking executive committee and the global markets executive committee. Before joining Deutsche Bank, Mr. Gahan spent eleven years at Merrill Lynch, most recently as global head of credit trading within the fixed income division. Mr. Gahan received a Bachelor of Arts from Brown University.

Michael Paasche, Senior Managing Director. Michael Paasche is a senior managing director for Benefit Street Partners and is based in our New York office. Prior to joining BSP in 2008, Mr. Paasche spent thirteen years at Deutsche Bank. Most recently, he served as global head of leveraged finance and was also a member of the underwriting and investment banking management committees. Mr. Paasche began his career with Prudential Securities, where he held various positions including managing director and head of high yield. Mr. Paasche received a Master of Business Administration from the University of Chicago and a Bachelor of Arts from Albion College.

Blair Faulstich, Managing Director and Senior Portfolio Manager. Blair Faulstich is a managing director at BSP and is based in our New York office. Prior to joining BSP in 2011, Mr. Faulstich was a managing director and co-head of media and communications investment banking at Citadel Securities. Previously, he was a managing director in the media and communications investment banking group at Merrill Lynch. Mr. Faulstich held various positions at Deutsche Bank Alex. Brown in the media investment banking group. Before joining Alex. Brown in 1997, Mr. Faulstich spent three years at Arthur Andersen. Mr. Faulstich received a Master of Business Administration from Cornell University and Bachelor of Arts from Principia College.

Administrative Services

Under the BSP Administration Agreement, Benefit Street Partners L.L.C. (the “BSP Administrator”) furnishes the Fund with office equipment and clerical, bookkeeping and record keeping services at the Fund’s office facilities, oversees the services of USB Administrator, and generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the BSP Administration Agreement are equal to an amount based upon the Fund’s allocable portion of the BSP Administrator’s overhead and other expenses (including travel expenses) incurred by BSP Administrator in performing its obligations under the BSP Administration Agreements, including the Fund’s allocable portion of the compensation of certain of its officers (including the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs.

Under the USB Administration Agreement, USB Administrator will perform certain of the Fund’s required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, investor relations and technology, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s Shareholders and reports filed with the SEC. In addition, USB Administrator assists the Fund in determining and publishing its net asset value, oversees the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to Shareholders. USB Administrator is paid at a rate of [•].

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The BSP Administration Agreement and the USB Administration Agreement may be terminated by either party without penalty upon at least 60 days’ written notice to the other party.

Distribution and Shareholder Servicing Fees and Sales Load

Advisor Class Shares are not subject to either a distribution fee or shareholder servicing fee. Class A Shares may be charged an annual distribution and shareholder servicing fee of up to 0.50% per year, payable quarterly of the average daily net assets attributable to Class A Shares. See “Plan of Distribution.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Advisor, its members and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with any of them are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon the performance of any of the Advisor’s duties or obligations under the Investment Advisory Agreement or otherwise as an investment advisor of the Fund.

Custodians, Distribution Paying Agent, Transfer Agent and Registrar

U.S. Bank National Association, which has its principal office at Two Liberty Place 50 S. 16th Street, Suite 2000 Philadelphia, PA 19102, serves as custodian for the Fund.

DST Systems, Inc., which has its principal office at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund’s distribution paying agent, transfer agent and registrar.

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FUND EXPENSES

The Advisor bears all of their own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund, including amounts that the Fund reimburses to BSP and USB Administrator for certain administrative services that BSP and USB Administrator provide or arrange to be provided to the Fund.

Expenses borne directly by the Fund include:

•	corporate, organizational and offering costs relating to offerings of Shares;

•	the cost of calculating the NAV of Shares, including the cost of any third-party pricing or valuation services;

•	the cost of effecting sales and repurchases of Shares and other securities;

•	the Management Fee;

•	the Class A Distribution and Shareholder Servicing Fee;

•	investment related expenses (e.g., an expense that, in the Advisor’s discretion, is related to the investment of the Fund’s assets, whether or not such investment is consummated), including, as applicable, brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, interest expense, dividends on securities sold but not yet purchased, margin fees, investment related travel and lodging expenses and research-related expenses;

•	professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts;

•	fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

•	research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Advisor and any custodian or other agent engaged by the Fund;

•	transfer agent and custodial fees;

•	Distributor costs;

•	fees and expenses associated with marketing efforts;

•	federal and any state registration or notification fees;

•	federal, state and local taxes;

•	fees and expenses of Trustees not also serving in an executive officer capacity for the Fund or the Advisor;

•	the costs of preparing, printing and mailing reports and other communications, including tender offer correspondence or similar materials, to Shareholders and the costs of mailing prospectuses and marketing materials to other than current Shareholders;

•	fidelity bond, Trustees and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	overhead costs, including rent, office supplies, utilities and capital equipment;

•	broken deal expenses;

•	legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, as applicable, and generally serving as counsel to the Fund);

•	external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

•	any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its shares, including but not limited to, costs associated with or related to due diligence activities performed by, on behalf of, or for the benefit of broker-dealers, registered investment advisors, and third-party due diligence providers;

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•	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002;

•	all other expenses incurred by the Fund and BSP in connection with administering the Fund’s business, including expenses incurred by BSP in performing administrative services for the Fund and administrative personnel paid by BSP a, to the extent they are not controlling persons of BSP or any of their respective affiliates, subject to the limitations included in the Administration Agreement; and

•	any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.

 It is also understood and agreed that if persons associated with the Advisor or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical or administrative services to the Fund at the request of the Fund, the Fund will reimburse the Advisor and its affiliates for their costs in providing such accounting, legal, clerical or administrative services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. Nothing contained herein shall be construed to restrict the Fund’s right to hire its own employees or to contract for services to be performed by third parties.

Except as otherwise described in this prospectus, the Advisor and USB Administrator will be reimbursed by the Fund, as applicable, for any of the above expenses that they pay on behalf of the Fund, including administrative expenses they incur on the Fund’s behalf.

Fee Waiver Agreement and Expense Limitation Agreement

The Advisor and the Fund have entered into the Fee Waiver Agreement and the Expense Limitation Agreement. Under the Fee Waiver Agreement, the Advisor has contractually agreed to waive 100% of its Management Fee for a one-year period from the effective date of this Prospectus. Under the Expense Limitation Agreement, the Advisor has agreed to reimburse the Fund’s initial organizational and offering costs, as well as the Fund’s operating expenses on a quarterly basis to the extent that the Fund’s total annualized fund operating expenses, inclusive of any fees the Fund has agreed to bear pursuant to 4(b) of the BSP Administration Agreement, but excluding (i) expenses directly related to the interest costs and structuring costs for borrowing and line(s) of credit, taxes, litigation and extraordinary expenses, (ii) any distribution and shareholder servicing fees in respect of the relevant month and (iii) the Management Fee, exceed the Expense Cap.

In consideration of the Advisor’s agreement to reimburse the Fund’s operating expenses, the Fund has agreed to repay the Advisor an Advisor Recoupment; provided, however, the Fund will pay the Advisor Recoupment only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable expense payment was made by the Advisor; and (ii) the Advisor Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Cap. For the avoidance of doubt, the Advisor Recoupment will not cause Fund expenses to exceed the Expense Cap either (i) at the time of the waiver or (ii) at the time of recoupment. The Fee Waiver Agreement and the Expense Limitation Agreement will each remain in effect for a period of one year from the date of the respective agreements, unless and until the Board approves either agreement’s modification or termination. The Fee Waiver Agreement and the Expense Limitation Agreement may be terminated only by the Fund’s Board on notice to the Advisor during the initial one-year term; thereafter, each is terminable by either the Advisor or the Fund’s Board in accordance with its respective terms.

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Organization and Offering Costs

Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred by the Fund and will be paid by the Advisor on behalf of the Fund.

The Fund’s initial offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. Any offering costs paid by the Advisor on behalf of the Fund will be recorded as a payable for offering costs in the Statement of Assets and Liabilities and will be accounted for as a deferred charge until commencement of operations. Thereafter these initial offering costs will be amortized over 12 months on a straight-line basis. Ongoing offering costs will be expensed as incurred.

Pursuant to the Expense Limitation Agreement, organizational and offering costs of the Fund that were paid by the Advisor may be subject to reimbursement.

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MANAGEMENT FEE

Pursuant to the Investment Advisory Agreement, and in consideration of the advisory services provided by the Advisor to the Fund, the Advisor is entitled to a Management Fee.

Management Fee

The Management Fee is calculated and payable quarterly in arrears at the annual rate of 1.50% of the average daily value of the Fund’s Net Assets.

Approval of the Investment Advisory Agreement

Board approval of the Investment Advisory Agreement was made in accordance with, and on the basis of an evaluation satisfactory to the Board, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder, including consideration of, among other factors, (i) the nature, quality and extent of the services to be provided by BSP under the Investment Advisory Agreement; (ii) comparative information with respect to advisory fees and other expenses paid by other comparable investment companies; and (iii) information about the services to be performed by BSP and the personnel of BSP providing such services under the Investment Advisory Agreement. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s [•] report on Form [•] for the period ending [•], which will be publicly filed with the SEC.

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DETERMINATION OF NET ASSET VALUE

NAV per common share will be determined daily by the Advisor on each day the NYSE is open for trading or at such other times as the Board may determine. NAV per common share is determined, on a class-specific basis, by dividing the total value of the Fund’s net assets attributable to the applicable class by the total number of Shares of such class outstanding. The Fund’s net assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets. The Fund’s net assets are available to holders of preferred shares (if any) and common shares. If any preferred shares are outstanding, net assets available for the common Shareholders is determined by deducting from net assets the liquidation preference and any accrued dividends on the preferred shares.

Bank loans, including syndicated loans, are valued by using readily available market quotations or another commercially reasonable method selected by an independent, third party pricing service that has been approved by the Board, or, if such independent, third-party valuations are not available, by using broker quotations.

High Yield Corporate Bonds and certain other domestic debt securities, are valued at the last reported bid prices supplied by an independent, third party pricing service that has been approved by the Board. If the last reported bid price is not readily available or is otherwise deemed to be unreliable by the Valuation Committee, then such securities are valued at fair value pursuant to procedures adopted by the Board.

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If they are traded on the valuation date, equity securities that are listed or traded on a national exchange will be valued at the last quoted sale price. Likewise, equity securities that are traded on NASDAQ will be valued at the NASDAQ official closing price if the securities are traded on the valuation date. If securities are listed on more than one exchange, and if the securities are traded on the valuation date, they will be valued at the last quoted sale price on the exchange on which the security is principally traded. If there is no sale of the security on the valuation date, the Fund will value the securities at the last reported sale price, unless the Valuation Committee believes such price no longer represents the fair market value and elects to value the security at fair value pursuant to procedures adopted by the Board. If the validity of such quoted prices appears to be questionable or if such quoted prices are not readily available, then the securities will be valued at fair value pursuant to procedures adopted by the Board. Market quotations may be deemed not to represent fair value in certain circumstances where the Advisor reasonably believes that facts and circumstances applicable to an issuer, seller or purchaser or to the market for a particular security cause current market quotations not to reflect the fair value of the security. Examples of these events could include situations in which material events are announced after the close of the market on which a security is primarily traded, a security trades infrequently causing a quoted purchase or sale price to become stale, or a security’s trading has been halted or suspended.

The value of swaps, including credit default swaps, total return swaps and interest rate swaps, will be determined by obtaining at least one dealer quotation (including information from counterparties) or valuations from third-party pricing services. If no quotations or valuations are available, or if such quotations or valuations are believed to be unreliable, swaps will be fair valued pursuant to procedures adopted by the Board.

Generally, trading in U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund’s common shares are determined as of such times.

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CONFLICTS OF INTEREST

The Advisor and its affiliates engage in a broad range of activities, including investment activities for their own account and for the account of other investment funds or accounts. In the ordinary course of conducting its activities, the interests of the Fund may conflict with the interests of the Advisor, or other funds (“Other Funds”) advised by the Advisor or its affiliates and there is no guarantee that such conflicts will ultimately be resolved in favor of the Fund. A description of certain of these potential conflicts of interest is provided below. The discussion below does not describe all conflicts that may arise.

Advisory Affiliates

The Advisor is a subsidiary of Franklin Resources, Inc., a global investment management organization (together with its affiliated advisers (but excluding BSP), referred to in this section as “Franklin Templeton”). Clients of the Advisor and/or Franklin Templeton may invest in the same portfolio companies to the extent permitted by applicable law, including in the same security or other instrument or in different securities of or instruments issued by such a portfolio company, and Franklin Templeton has no obligation to inform the Advisor or the Fund of any such investments or offer such investments to the Fund. In the ordinary course of conducting the Fund’s activities, interests of the Fund may therefore conflict with the interests of other clients of the Advisor and/or Franklin Templeton. In addition, as a diversified financial services organization, Franklin Templeton and its affiliates engage in a broad spectrum of activities including financial, advisory, investment and other activities where their interests may conflict with the interests of the Fund. Franklin Templeton may provide investment advisory services and other services to clients and receive fees for such services in connection with transactions in which those clients may have interests that conflict with those of the Fund. Franklin Templeton may also give advice to clients that may cause them to take actions adverse to the Fund’s investments. In addition, Franklin Templeton may have relationships with clients seeking to invest in an existing portfolio company of the Fund or clients that compete with an existing portfolio company of the Fund. Further, although it is not expected, it is possible that Franklin Templeton could create investment vehicles in the future that may compete with the Fund for investment opportunities. Franklin Templeton will have no obligation to forego or share such investment opportunities with the Fund.

In connection with its advisory business, Franklin Templeton may come into possession of information that could potentially limit the ability of the Fund to engage in potential transactions. In order to avoid such limitation, the Advisor intends to control the flow of such information, such as by erecting information barriers to restrict the transfer of such information between the Advisor and Franklin Templeton. In the event that an information barrier designed to protect the Fund is breached (including inadvertently), changed or removed, the Fund will likely face the same restrictions on its investment activities as it would have faced had the information barrier not been established in the first place or face restrictions resulting from such changes to the information barrier, as the case may be. The Advisor will generally not rely on the expertise of Franklin Templeton and its investment professionals and will not share such investment professionals in managing and/or advising the Fund.

Management of the Fund

The employees, members and/or principals of the Advisor are not obligated to devote their full time to the Fund, subject to the requirements described above under “Risk Factors –Risks Related to Our Business and Structure.”

Subject to certain restrictions on the formation of certain “successor funds” (“Risk Factors – Risks Related to Our Business and Structure.” above), the Advisor and its affiliates expect in the future to establish one or more additional investment funds with investment objectives substantially similar to, or different from, those of the Fund. Allocation of available investment opportunities between the Fund and any such Other Funds could give rise to conflicts of interest. See “Allocations” below. The Advisor may give advice, or take actions, with respect to the investments of the Fund that may not be given or taken with respect to Other Funds and the Fund may not invest through the same investment vehicles or have access to similar credit or utilize similar investment strategies as an Other Fund. These differences may result in variations with respect to the holdings of the Fund and Other Funds and differences in the Fund’s performance as compared to Other Funds with similar investment programs. In addition, it is expected that employees of the Advisor responsible for managing the Fund and an Other Fund will have responsibilities with respect to Other Funds and funds managed by the Advisor’s affiliates, including funds that are expected to be established in the future. Conflicts of interest may arise in allocating time, services or functions of these employees among the Fund and the Other Funds.

In addition, the Advisor, its affiliates and the employees and principals thereof may have investments in Other Funds or interests in the performance of Other Funds or invest in or alongside the Fund, which pose conflicts of interest.

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Allocations

The Advisor and its affiliates currently advise and manage, and expect that they will in the future advise and manage, Other Funds which are additional investment accounts and pooled investment funds, including hedge funds, private equity funds, single investor funds, sector specific, asset class specific or geographic specific private investment funds, including registered investment companies or business development companies, for which an investment to be made by the Fund is also appropriate. To the extent an investment opportunity is suitable for both the Fund and any Other Fund, such investment will be allocated between the Fund and the Other Funds as determined by the Advisor in its good faith judgment and in accordance with the organizational documents of the Fund and the Other Funds, and subject to applicable legal, tax, regulatory and other considerations. Subject to applicable investment objectives and guidelines, such allocations will generally be pro rata based on the capital of each vehicle available for investment, or in some other manner that the Advisor determines is fair and equitable. With respect to the Fund and the Other Funds, current available capital may include, in the Advisor’s discretion, anticipated, target or available leverage, unsettled trades, unfunded commitments, and uncalled capital. Limited opportunities eligible for more than one strategy are generally allocated proportionately as between strategies based on relative desired allocation for the applicable strategy, or in some other fair and equitable manner as determined by the Advisor. In addition, certain investment opportunities may be allocated using certain factors such as risk factors or risk tolerances and/or diversification, fund investment restrictions, tax considerations, currency or other exposures, current portfolio composition (including current cash available), strategies, whether the Fund or an Other Fund has an existing investment in the portfolio company, as well as the Fund’s or the Other Fund’s phase in its life cycle (for example, certain opportunities may be over-allocated or under-allocated to the Fund or an Other Fund during the beginning or the end of its investment cycle), tax or regulatory restrictions applicable to the Fund or Other Fund, the supply or demand of an investment opportunity at a given price level, the level of transaction costs involved in making the investment relative to the amount of capital the Fund or Other Fund has available for the investment, issuer, sector and geographic diversification, and certain other factors. In particular, the Advisor has in the past and currently intends in the future in certain circumstances to over-allocate certain instruments to certain client accounts during an initial period at the beginning of such clients’ investment cycle. Such allocations may reduce the supply of such instruments available to other client accounts. Allocations based on the relative desired allocation for the applicable strategy may create an incentive for portfolio managers to seek excess allocations for certain limited opportunities.

Allocation decisions can raise conflicts, for example, if the Fund and the Other Funds have different fee structures, or because certain legal and regulatory restrictions under the 1940 Act may prevent the Fund from receiving allocations of investment opportunities also held by or allocable to registered investment companies or business development companies advised or managed by the Advisor or its affiliates. Notwithstanding the foregoing, in certain circumstances as determined by the Advisor in its sole discretion, the Fund or an Other Fund that would otherwise receive an allocation under the policies and principles set forth above will not receive such allocation if it would result in an allocation of a de minimis amount.

From time to time, BSP may also determine to refer the allocation of certain investment opportunities to the Advisor’s allocation committee (the “Allocation Committee”). The Allocation Committee makes recommendations as to the allocation of investment and disposition opportunities among BSP’s clients, with the intention of fostering fair and equitable allocation over time. The Allocation Committee consists of senior officers of appropriate departments of BSP.

The appropriate allocation between the Fund and Other Funds of expenses and fees generated in the course of evaluating and making investments which are not consummated, such as out-of-pocket fees associated with due diligence, attorney fees and the fees of other professionals, will be determined by the Advisor and its affiliates in their good faith judgment.

The Advisor and its affiliates furnish investment management and advisory services to numerous Other Funds and accounts and the Advisor and its affiliates may, consistent with applicable law, make investment recommendations to Other Funds or accounts (including accounts which are private funds or separately managed accounts which have management fees and performance fees or allocations at higher or varying rates paid to the Advisor or one or more of its affiliates, or in which portfolio managers or other personnel of the Advisor have a personal interest in the receipt of such fees or have personal investments), which may be the same as or different from those made to the Fund and may cause conflicts of interest in the allocation of investment opportunities. In addition, conflicts of interest or legal or regulatory requirements applicable to the Fund may result in the Advisor and its affiliates limiting the Fund’s or client’s participation (or the Fund or client being unable to participate) in certain attractive investment opportunities. From time to time in connection with a co-investment opportunity the Advisor or its affiliates may facilitate such co-investment and it or an affiliate may serve as the general partner or equivalent of a co-investment vehicle. Such vehicles are not Other Funds subject to the general allocation policies and procedures set forth above. Please see “Co-Investment Opportunities” below for more information.

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Co-Investment Opportunities

The 1940 Act generally prohibits subject companies from entering into negotiated co-investments with affiliates absent an order from the SEC. The SEC staff has granted the Fund exemptive relief that allows it to enter into certain negotiated co-investment transactions alongside with other funds managed by the Advisor or its affiliates (“Affiliated Funds”) in a manner consistent with its investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, the Fund is permitted to co-invest with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of its eligible trustees make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to the Fund and the Fund’s stockholders and do not involve overreaching in respect of the Fund or the Fund’s stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Fund’s stockholders and is consistent with the Fund’s investment objective and strategies.

Aggregation of Investments

The Advisor may aggregate (or bunch) the orders of more than one fund for the purchase or sale of the same publicly traded security. Portfolio managers and traders often employ this practice because larger transactions can enable them to obtain better overall prices. To the extent permitted by applicable law, the Advisor may combine orders on behalf of the Fund with orders for other funds for which it or its affiliates have trading authority, or in which it or its affiliates have an economic interest. In such cases, the Advisor and its affiliates generally allocate the publicly traded securities or proceeds arising out of those transactions (and the related transaction expenses) on an average price basis among the various participants. When orders for publicly traded securities are not entirely filled, allocation shall be made based upon the Advisor’s procedures for allocation of investment opportunities. Where aggregate trades have been filled during the course of the trading day at different prices, the Advisor’s current policy is that the execution price of the publicly traded securities to each client will, to the extent possible, be the average price of all executions of price of all executions of purchases or sales, as the case may be, for all clients executing such transaction during that day. The policies and procedures of the Advisor described in this Memorandum is subject to change without notice.

Follow-on Investments

An additional investment made by the Fund or an Other Fund in an existing portfolio company presents a conflict of interest, including the terms of any new financing as well as the allocation of the investment opportunities in the case of follow-on investments by the Fund or one Other Fund in a portfolio company in which the Fund or an Other Fund or client of the Advisor or of any of the Advisor’s affiliate has previously invested. In addition, the Fund or an Other Fund may participate in relevering and recapitalization transactions involving a portfolio company in which an Other Fund or client of the Advisor’s affiliate has already invested or will invest, to the extent permitted by applicable law. Conflicts of interest may arise, including determinations of whether existing investors are being cashed out at a price that is higher or lower than market value and whether new investors are paying too high or too low a price for the company or purchasing securities with terms that are more or less favorable than the prevailing market terms.

Conflicts Related to Purchases and Sales

The Advisor, its affiliates, and officers, principals or employees of the Advisor and its affiliates may buy or sell securities or other instruments that the Advisor has recommended to clients. In addition, such officers, principals or employees may buy securities in transactions offered to but rejected by clients. Such transactions are subject to the policies and procedures adopted by the Advisor from time to time. The investment policies, fee arrangements, and other circumstances of these investments may vary from those of the Advisor’s other clients or clients of its affiliates. The Advisor, its affiliates, certain of its principals and employees, and their relatives may invest in and alongside the Fund or Other Funds either through a general partner of an Other Fund, as direct investors in the Fund or an Other Fund or otherwise, and therefore may have additional conflicting interests in connection with these investments.

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A particular investment may be bought or sold for the Fund in different amounts and at different times for one (or more than one) Other Fund, even though it could have been bought or sold for Other Funds at the same time. Likewise, a particular investment may be bought for the Fund or one or more Other Funds when one or more Other Funds are selling the investment. Conflicts also may arise when the Fund makes investments in conjunction with an investment being made by Other Funds, or in a transaction where an Other Fund has already made an investment. Investment opportunities may be appropriate for the Fund and Other Funds at the same time, at different or overlapping levels of a portfolio company’s capital structure. Conflicts may arise in determining the terms of investments, particularly where these clients may invest in different types of securities in a single portfolio company. Questions may arise as to whether payment obligations and covenants should be enforced, modified or waived, or whether debt should be refinanced. Decisions about what action should be taken in a troubled situation, including whether or not to enforce claims, whether or not to advocate or initiate a restructuring or liquidation inside or outside of bankruptcy, whether or not or in what manner to exercising a voting or consent right, and the terms of any work out or restructuring may raise conflicts of interest, particularly in the Fund and Other Funds that have invested in different securities within the same portfolio company.

Certain clients of the Advisor and its affiliates invest in bank debt, loans and securities of or other investments in companies in which other clients hold securities, loans or other investments, including equity securities, which may include a controlling position. In the event that such investments are made by the Fund or an Other Fund, the interests of the Fund or Other Fund may be in conflict with the interest of such Other Fund or the Fund, particularly in circumstances where the underlying company is facing financial distress. The involvement of such persons at both the equity and debt levels, or in different levels of the debt structure of an issuer, could cause conflicts of interest. In certain circumstances, decisions made with respect to investments held by an Other Fund could adversely affect the investments of the Fund. The involvement of such persons at multiple levels of the capital structure could also inhibit strategic information exchanges among fellow creditors. In certain circumstances, the Fund and Other Funds may be prohibited from exercising voting or other rights, and may be subject to claims by other creditors with respect to the subordination of their interest. If additional capital is necessary as a result of financial or other difficulties, or to finance growth or other opportunities, the Fund or Other Funds may or may not provide such additional capital, and if provided each Fund or Other Fund will supply such additional capital in such amounts, if any, as determined by the Advisor. The Advisor and its affiliates may seek to address these conflicts by adopting policies and procedures, which may include limiting investments by the Fund which produce such conflicts, limiting voting or roles on creditors’ committees, procedures designed to ensure that the team managing the investments make independent decisions through the enforcement of information barriers and similar procedures, or other procedures in the judgment of the Advisor.

In addition, investments by more than one client of the Advisor or its affiliates in a portfolio company may also raise the risk of using assets of a client of the Advisor or its affiliates to support positions taken by other clients of the Advisor or its affiliates.

The Advisor and its affiliates will attempt to resolve any such conflicts of interest in good faith, but there can be no assurance that such conflicts of interest or actions taken by the Advisor or its affiliates in respect of the Other Funds will not have an adverse effect on the investments made by the Fund. There can be no assurance that the return of the Fund participating in a transaction would be equal to and not less than an Other Fund participating in the same transaction or that it would have been as favorable as it would have been had such conflict not existed.

Transactions Related to Affiliates of and Clients Advised by the Advisor

Subject to applicable law, the Fund may seek to refinance loans or extend new credit to a borrower that has a current loan with an affiliate of or a client advised by the Advisor where the loan is nearing maturity or the borrower is seeking alternative financing, or in certain circumstances another such affiliate or client of the Advisor may lend to an existing borrower of the Fund. While the terms of such financing are negotiated with such borrowers, in certain circumstances it may be customary or may otherwise be beneficial for legal, tax, regulatory or other reasons for such transactions to involve both the Fund and an affiliated lender or proceeds from one such transaction may pay off another such transaction, and such transactions are not restricted or subject to limitation under the terms of the Investment Advisory Agreement.

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Other Services

Subject to applicable law, the Advisor and its affiliates may provide loan servicing, administrative and other services with respect to debt issued by portfolio companies of the Fund and receive servicing fees, special servicing fees and other similar fees and payments for such services which are not subject to the management fee offset provisions. Any amounts received by the Advisor, the Fund or their respective affiliates attributable to loan servicing fees, special servicing fees, administrative and other similar fees and payments for such services with respect to debt issued by any portfolio investment of the Fund shall not so reduce the Management Fee (or otherwise be allocable to the Fund).

Diverse Membership

The investors in the Fund may include investors that have conflicting investment, tax and other interests with respect to their investments in the Fund. The conflicting interests among the investors may relate to or arise from, among other things, the nature of investments made by the Fund, the structuring of the acquisition of investments and the timing of the disposition of investments, as well as the structure of the Fund. As a consequence, conflicts of interest may arise in connection with decisions made by the Advisor, including with respect to the nature or structuring of investments, that may be more beneficial for one investor than for another investor, especially with respect to investors’ individual tax situations. In selecting and structuring investments appropriate for the Fund, the Advisor will consider the investment and tax objectives of the Fund and the investors as a whole, not the investment, tax or other objectives of any investor individually.

Placement Agents and Solicitors

Advisor personnel and independent contractors involved in marketing the Fund are acting for the Advisor and its affiliates and not acting as investment, tax, financial, legal or accounting advisors to potential investors in connection with the marketing of the Fund. Potential investors must independently evaluate the offering and make their own investment decisions. The Advisor has, and may in the future, enter into arrangements with third party placement agents to solicit Shareholders. Placement agents that solicit Shareholders on behalf of the Fund are subject to a conflict of interest because they will be compensated by the Advisor in connection with their solicitation activities. Placement agents or other financial intermediaries may also receive other compensation, including placement fees with respect to the acquisition of Shares. Such agents or intermediaries may have an incentive in promoting the acquisition of Shares in preference to products with respect to which they receive a smaller fee.

Other Conflicts

The Advisor may, in its discretion, have, and may, in its discretion, cause the Fund to have, ongoing business dealings, arrangements or agreements with persons who are former employees or executives of the Advisor or the Advisor’s affiliates. The Fund bears, directly or indirectly, the costs of such dealings, arrangements or agreements. In such circumstances, there may be a conflict of interest between the Advisor and the Fund in determining whether to engage in or to continue such dealings, arrangements or agreements, including the possibility that the Advisor may favor the engagement or continued engagement of such persons even if a better price and/or quality of service could be obtained from another person.

If the Fund purchases in the secondary market at a discount debt securities of a company in which an Other Fund has, for example, a substantial equity interest, (a) a court might require the Fund or an Other Fund to disgorge profit it realizes if the opportunity to purchase such securities at a discount should have been made available to the issuer of such securities or (b) the Fund or Other Fund might be prevented from enforcing such securities at their full face value if the issuer of such securities becomes bankrupt. The effect of these transactions will vary from jurisdiction to jurisdiction.

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The Advisor, its affiliates and the Fund will often engage common legal counsel and other advisers in a particular transaction, including transactions in which there may be conflicts of interest. Members of the law firms engaged to represent the Fund may be investors in a Fund or a Related Fund and may also represent one or more portfolio companies or investors in the Fund or a Related Fund. In the event of a significant dispute or divergence of interest between Fund and the Advisor and/or its affiliates, the parties may engage separate counsel in the sole discretion of the Advisor and its affiliates. Moreover, in litigation and certain other circumstances separate representation may be required. Additionally, the Advisor, its affiliates and the Fund and the portfolio companies may engage other common service providers. In such circumstances, there may be a conflict of interest between the Advisor, on the one hand, and the Fund and portfolio companies, on the other hand, in determining whether to engage such service providers, including the possibility that the Advisor may favor the engagement or continued engagement of such persons if it receives a benefit from such service providers, such as lower fees, that it would not receive absent the engagement of such service provider by the Fund and/or the portfolio companies.

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SHARE REPURCHASE PROGRAM

The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. Shareholders may not transfer their investment from the Fund to any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors.

To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding shares at NAV on a quarterly basis. Quarterly repurchases occur in the months of March, June, September and December. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Repurchase Offer Notice is sent to Shareholders at least 21 calendar days before the Repurchase Request Deadline. The Fund expects to determine the NAV applicable to repurchases on the Repurchase Request Deadline. However, the NAV will be calculated no later than the Repurchase Pricing Date, although the NAV is expected to be determined on the Repurchase Request Deadline. The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such Date. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

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Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

Notice to Shareholders

No less than 21 days and more than 42 days before each Repurchase Request Deadline, the Fund shall send to each Shareholder of record and to each beneficial owner of the Shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the Shares will be the NAV of the class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call [•] to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

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DESCRIPTION OF CAPITAL STRUCTURE

The following description is based on relevant portions of the Delaware Statutory Trust Act, as amended, and on the Declaration of Trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act, as amended, and the Declaration of Trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus forms a part, for a more detailed description of the provisions summarized below.

Shares of Beneficial Interest

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of Shares of beneficial interest of each class, par value $0.001 per share. There is currently no market for Shares and the Fund does not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Declaration of Trust and as permitted by Delaware law, Fund Shareholders are entitled to the same limitation of personal liability extended to shareholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and therefore generally will not be personally liable for the Fund’s debts or obligations.

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Shares

Under the terms of the Declaration of Trust, all Shares, when consideration for Shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to Shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion or redemption rights, and will be freely transferable, except where their transfer is restricted by law or contract. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem Shares and provide Shareholders with the right to exchange Shares of any class for Shares of one or more other classes in the manner and on the terms described herein. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution for the applicable class, subject to any preferential rights of holders of the Fund’s outstanding preferred Shares, if any. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote. However, to the extent required by the 1940 Act or otherwise determined by the Board, classes of the Fund will vote separately from each other. Shareholders shall be entitled to vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Declaration of Trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Declaration of Trust, the Fund is not required to hold annual meetings of Shareholders. The Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders.

Preferred Shares and Other Securities

The Declaration of Trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Shares (including preferred Shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Preferred Shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred Shares could also be used as an anti-takeover device. Every issuance of preferred Shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred Shares and before any distribution is made with respect to the Shares and before any purchase of Shares is made, the aggregate involuntary liquidation preference of such preferred Shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred Shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred Shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred Shares.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

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The Fund has entered into the Investment Advisory Agreement with BSP. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Advisor is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.

Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that the number of Trustees shall be no less than one and no more than 15, as determined in writing by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Declaration of Trust. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) (i) with cause, by at least two-thirds (662∕3%) of the remaining Trustees; or (ii) without cause, by all of the remaining Trustees.

Action by Shareholders

The Declaration of Trust provides that Shareholder action can be taken only at a meeting of Shareholders or by unanimous written consent in lieu of a meeting. Subject to the 1940 Act, the Declaration of Trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders.

Amendment of Declaration of Trust and Bylaws

Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may amend the Declaration of Trust without any vote of Shareholders. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting Shareholders to demand and receive the fair value of their Shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that Shares shall not entitle Shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.

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TAX ASPECTS

The following is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and an investment in the Fund. The discussion below provides general tax information related to an investment in the Fund, but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Fund and does not address any state, local, non-U.S. or other tax consequences. It is based on the Code and U.S. Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder’s particular circumstances, including (but not limited to) alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Shareholder that holds Shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes:

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•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective Shareholder that is a partner in a partnership holding Shares should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of Shares.

The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

Taxation of the Fund

The Fund has elected, to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes as dividends to Shareholders. To qualify as a RIC in any tax year, the Fund must, among other things, satisfy both a source of income test and asset diversification tests. The Fund will qualify as a RIC if  (i) at least 90% of the Fund’s gross income for such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of shares, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such shares, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”); and (ii) the Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if  (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in shares or securities (or options and futures with respect to shares or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in shares and securities.

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In addition, to maintain RIC tax treatment, the Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to 90% of the sum of its “investment company taxable income” and its net tax-exempt interest income, determined without regard to any deduction for dividends paid, to Shareholders (the “90% distribution requirement”). If the Fund qualifies as a RIC and satisfies the 90% distribution requirement, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes as dividends to Shareholders (including amounts that are reinvested pursuant to the DRP). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains that the Fund does not distribute in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to Shareholders. If the Fund makes such an election, each Shareholder will be required to report its share of such undistributed net capital gains attributed to the Fund as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a tax year.

As a RIC, the Fund will be, subject to a nondeductible 4% federal excise tax on certain undistributed amounts for each calendar year (the “4% excise tax”). To avoid the 4% excise tax, the Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of  (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous calendar years that were not distributed during those calendar years. For purposes of determining whether the Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains previously subject to U.S. federal income tax. Furthermore, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders, of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared. The Fund generally intends to avoid the imposition of the 4% excise tax, but there can be no assurance in this regard.

If the Fund fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in respect of any tax year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of certain corporate Shareholders and may be eligible to be qualified dividend income in the case of certain non-corporate Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

Some of the investments that the Fund is expected to make, such as investments in debt instruments having market discount and/or treated as issued with OID, may cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Fund may have difficulty meeting the 90% distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in the Fund’s investment company taxable income for the tax year it is accrued, the Fund may be required to make a distribution to Shareholders to meet the distribution requirements described above, even though the Fund will not have received any corresponding cash or property. The Fund may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.

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There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund expects to invest a portion of its net assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Fund should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in connection with the Fund’s general intention to distribute sufficient income to qualify, and maintain its qualification to be subject to tax as a RIC and to minimize the risk that it becomes subject to U.S. federal income or excise tax.

Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard. If more than 50% of the value of the Fund’s total assets at the close of its tax year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund the foreign source amount of income deemed earned and the respective amount of foreign taxes paid by the Fund. If at least 50% of the value of the Fund’s total assets at the close of each quarter of its tax year is represented by interests in other RICs, the Fund may elect to “pass-through” to Shareholders the foreign source amount of income deemed earned and the respective amount of foreign taxes paid or deemed paid by the Fund. If the Fund so elects, each Shareholder would be required to include in gross income, even though not actually received, each Shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

The Fund may invest in shares of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Fund distributes the corresponding income to Shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (i.e., a “QEF” election), the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Furthermore, under U.S. Treasury Regulations, certain income derived by the Fund from a PFIC with respect to which the Fund has made a QEF election generally constitutes qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC to the extent the PFIC makes distributions of that income to the Fund or, if the income is derived with respect to the Fund’s business of investing in such stocks or securities. Alternatively, the Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC’s Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to shares in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Fund Shareholders, and which will be recognized by Fund Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of  “qualified dividend income” as discussed below.

Some of the CLOs in which the Fund invests may be PFICs, which are generally subject to the tax consequences described above. Investment in certain equity interests of CLOs that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Fund to recognize income in a tax year in excess of the Fund’s distributions from such CLOs, PFICs and the Fund’s proceeds from sales or other dispositions of equity interests in other CLOs and other PFICs during that tax year. As a result, the Fund generally would be required to distribute such income to satisfy the distribution requirements applicable to RICs.

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Although the Fund does not intend to hold more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), including equity tranche investments and certain debt tranche investments in a CLO treated as CFC, if the Fund did, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Fund’s pro rata share of the foreign corporation’s earnings for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. Shareholders of a CFC, such as the Fund, regardless of whether a U.S. shareholder has made a QEF election with respect to such CFC. The Fund is generally required to distribute such income in order to satisfy the distribution requirements applicable to RICs, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. Furthermore, under proposed U.S. Treasury Regulations, certain income derived by the Fund from a CFC would generally constitute qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC only to the extent the CFC makes distributions of that income to the Fund. As such, the Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to ensure the Fund’s continued qualification as a RIC and/or maximize the Fund’s after-tax return from these investments. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation.

The functional currency of the Fund, for U.S. federal income tax purposes, is the U.S. dollar. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are respectively characterized as ordinary income or ordinary loss for U.S. federal income tax purposes. Similarly, on the sale of other disposition of certain investments, including debt securities, certain forward contracts, as well as other derivative financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income subject to distribution to Fund Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute to qualify for tax treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a tax year, the Fund would not be able to distribute amounts considered dividends for U.S. federal income tax purposes, and any distributions during a tax year made by the Fund before such losses were recognized would be re-characterized as a return of capital to Fund Shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each Fund Shareholder’s tax basis in Shares.

If the Fund utilizes leverage through the issuance of preferred Shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Shares. Limits on the Fund’s ability to pay dividends on Shares may prevent the Fund from meeting the distribution requirements described above and, as a result, may affect the Fund’s ability to be subject to tax as a RIC or subject the Fund to the 4% excise tax. The Fund endeavors to avoid restrictions on its ability to make distribution payments. If the Fund is precluded from making distributions on Shares because of any applicable asset coverage requirements, the terms of preferred Shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Fund to enable the Fund to satisfy the distribution requirements that would enable the Fund to be subject to tax as a RIC, will be paid to the holders of preferred Shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred Shares would be entitled to receive upon redemption or liquidation of such preferred Shares.

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Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections to mitigate the effect of these provisions.

Under current tax law, conversion between share classes is generally not expected to be a taxable event to the Shareholder.

The remainder of this discussion assumes that the Fund has qualified and maintain its qualification as a RIC and has satisfied the distribution requirements described above.

Taxation of U.S. Shareholders

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of  “qualified dividend income,” generally be taxable to Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a Shareholder has owned Shares. The ultimate tax characterization of the Fund’s distributions made in a tax year cannot be determined until after the end of the tax year. As a result, the Fund may make total distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder’s tax basis in its Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s tax basis in its Shares, the excess will be treated as gain from a sale or exchange of Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares. Generally, for U.S. federal income tax purposes, a Shareholder receiving Shares under the DRP will be treated as having received a distribution equal to the fair market value of such Shares on the date the Shares are credited to the Shareholder’s account.

A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

It is expected that a substantial portion of the Fund’s income will consist of ordinary income. For example, interest and OID derived by the Fund characterized as ordinary income for U.S. federal income tax purposes. In addition, gain derived by the Fund from the disposition of debt instruments with “market discount” (generally, securities with a fixed maturity date of more than one year from the date of issuance acquired by the Fund at a price below the lesser of their stated redemption price at maturity or accreted value, in the case of securities with OID) will be characterized as ordinary income for U.S. federal income tax purposes to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to other special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Shareholders.

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Distributions made by the Fund to a corporate Shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Fund. In addition, any portion of the Fund’s dividends otherwise qualifying for the dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Distributions of “qualified dividend income” to an individual or other non-corporate Shareholder will be treated as “qualified dividend income” to such Shareholder and generally will be taxed at long-term capital gain rates, provided the Shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

If a person acquires Shares shortly before the record date of a distribution, the price of the Shares may include the value of the distribution, and the person will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment in such Shares.

Distributions paid by the Fund generally will be treated as received by a Shareholder at the time the distribution is made. However, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in which the income or gains supporting the distribution was earned. If the Fund makes such an election, the Shareholder will still be treated as receiving the distribution in the tax year in which the distribution is received. In this instance, however, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by Shareholders on December 31 of the calendar year in which the distribution was declared.

Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.

Sale or Exchange of Shares

The repurchase or transfer of Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders holding Shares as capital assets who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the Shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the Shareholder has held such Shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Losses realized by a Shareholder on the sale or exchange of Shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including through reinvestment of distributions or otherwise) Shares, or enters into a contract or option to acquire Shares, within 30 days before or after any disposition of such Shares at a loss. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

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In general, U.S. Shareholders currently are generally subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the Shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate also applied to ordinary income at the rate of 21%. Non-corporate Shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate Shareholder in excess of  $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate Shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Fund.

The Fund (or if a U.S. Shareholder holds Shares through an intermediary, such intermediary) will send to each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS, including the amount of distributions, if any, eligible for the preferential maximum rate generally applicable to long-term capital gains. Distributions paid by the Fund generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

Under U.S. Treasury regulations, if a Shareholder recognizes losses with respect to Shares of  $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their Financial Intermediaries with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding and Information Reporting

Information returns will be filed with the IRS in connection with payments on Shares and the proceeds from a sale or other disposition of Shares. A Shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally, in the case of a U.S. resident Shareholder, on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Shareholders and certain other Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Taxation of Non-U.S. Shareholders

Whether an investment in the Fund is appropriate for a non-U.S. Shareholder (as defined below) will depend upon that investor’s particular circumstances. An investment in the Fund by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in Shares.

The U.S. federal income taxation of a Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Shareholder”), depends on whether the income that the Shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the Shareholder.

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If the income that a non-U.S. Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Shareholder, distributions of  “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate provided under an applicable treaty). Alternatively, if the income that a non-U.S. Shareholder derives from the Fund is effectively connected with a U.S. trade or business of the non-U.S. Shareholder, the Fund will not be required to withhold U.S. federal tax if the non-U.S. Shareholder complies with applicable certification and disclosure requirements, although such income will be subject to U.S. federal income tax in the manner described below and at the rates applicable to U.S. residents. Backup withholding will not, however, be applied to payments that have been subject to this 30% withholding tax applicable to non-U.S. Shareholders.

A non-U.S. Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of Shares will be subject to a 30% U.S. tax.

Furthermore, properly reported distributions by the Fund and received by non-U.S. Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of such distributions (e.g., derived from interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of Shares held through an intermediary, the intermediary may have withheld amounts even if the Fund reported all or a portion of a distribution as exempt from U.S. federal withholding tax. To qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. tax residency status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). Thus, an investment in the Shares by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, any distributions of  “investment company taxable income,” capital gains distributions, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

If the Fund distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

Under the Foreign Account Tax Compliance Act provisions of the Code, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.

Other Taxes

Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Fund. In those states or localities, entity-level tax treatment and the treatment of distributions made to Shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in Shares may have tax consequences for Shareholders that are different from those of a direct investment in the Fund’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

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ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Fund or the Advisor will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

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ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) with cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees; or (ii) without cause only by a written instrument signed or adopted by all of the remaining Trustees. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

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PLAN OF DISTRIBUTION

Franklin/Templeton Distributors, Inc. located at One Franklin Parkway San Mateo, CA 94403-1906, serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. Investors purchasing Class A Shares may be charged a sales load of up to 2.25% of the investment amount. Advisor Class Shares are offered for sale through the Distributor at NAV. The Distributor also may enter into agreements with Financial Intermediaries for the sale and servicing of the Fund’s Shares. Advisor Class Shares do not impose a front-end sales charge. In reliance on Rule 415 of the 1933 Act, the Fund intends to offer to sell up to [•] Shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the purchase of the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Shares. Advisor Class Shares are not subject to either a distribution fee or a shareholder servicing fee.

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The Advisor or its affiliates, in the Advisor’s discretion and from their own resources, may pay Additional Compensation to Financial Intermediaries in connection with the sale of Shares. In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a Financial Intermediaries’ registered representatives, placement on a list of investment options offered by a Financial Intermediary, or the ability to assist in training and educating the Financial Intermediaries. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding Shares held by Shareholders introduced by the Financial Intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling Financial Intermediary may create potential conflicts of interest between an investor and its Financial Intermediary who is recommending the Fund over other potential investments. Additionally, the Fund pays a servicing fee to the Financial Intermediaries or financial institutions and for providing ongoing services in respect of clients with whom it has distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Advisor may reasonably request. Class A Shares may be charged an annual distribution and shareholder servicing fee of up to 0.50% per year, payable quarterly of the average daily net assets attributable to Class A Shares.

The Fund and the Advisor have agreed to indemnify the Distributor against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.

Purchasing Shares

Investors may purchase Shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by DST. The returned check and stop payment fee is currently $25. Investors may buy and sell Shares of the Fund through Financial Intermediaries. Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold Shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

The availability of sales charge waivers, discounts, and/or breakpoints may depend on the particular Financial Intermediary or type of account through which an investor purchases or holds Shares. Investors should contact their Financial Intermediary for more information regarding applicable sales charge waivers and discounts available to them and the Financial Intermediary’s related policies and procedures.

If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Fund. In such case, the Fund will send the confirmation and notice of its acceptance to the trustee.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Franklin BSP Private Credit Fund to:

Overnight: Franklin BSP Private Credit Fund DST Systems, Inc. 430 W 7th Street, Suite 219102 Kansas City, MO 64105-1407	Regular Mail: Franklin BSP Private Credit Fund DST Systems, Inc. P.O. Box 219102 Kansas City, MO 64121-9102

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All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund may accept cashier’s checks in amounts greater than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares, nor post-dated checks, postdated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $25 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to Shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application from a Financial Intermediary before an investor wires funds. The Financial Intermediary may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 800-343-3736 for wiring instructions and to notify the Fund that a wire transfer is coming.

Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: 091-000-022

Credit: Franklin BSP Private Credit Fund

Account #: 104796860179

Further Credit:

Franklin BSP Private Credit Fund

(shareholder registration)

(shareholder account number)

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.

Subsequent investments may be made in any amount.

You may elect to make subsequent investments by transfers of any amount on specified days of each month into your established Fund account. Please contact your registered representative/investment advisor for more information about the Fund’s Automatic Investment Plan.

In compliance with the USA Patriot Act of 2001, the USB Administrator will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Registered representatives/investment advisors may call Investor Relations at [•] for additional assistance when completing an application.

If the USB Administrator does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

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Purchase Terms

The minimum initial purchase of Class A Shares by an investor is $2,500.  The Fund reserves the right to waive investment minimums. The minimum initial purchase for Advisor Class Shares by an investor is $1,000,000.  The Fund reserves the right to waive the investment minimum.  See “—Qualified Investors for Advisor Class.” The Fund’s Shares are offered for sale through its Distributor at NAV plus the applicable sales load. The price of the Shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Shares.

Exchanging Shares

Investors eligible to purchase Advisor Class Shares may exchange Class A Shares to Advisor Class Shares. Advisor Class Shares are not subject to any upfront sales charge. Advisor Class Shares are not subject to a distribution fee, shareholder servicing fees, or contingent deferred sales charge. Advisor Class Shares may only be available through certain Financial Intermediaries. For all accounts, Advisor Class Shares require a minimum investment of $1,000,000, while subsequent investments may be made with any amount. The Fund reserves the right to waive the investment minimum.

You can process your exchange by contacting your Financial Intermediary. You may also send exchange requests to the Fund’s transfer agent, DST Systems, Inc., by mail to Franklin BSP Private Credit Fund c/o DST Systems, Inc., P.O. Box 219102, Kansas City, MO 64121-9102 or by calling the toll free number 888-729-4266.

Share Class Considerations

When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	how much you intend to invest;

•	how long you expect to own the shares; and

•	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all Financial Intermediaries offer all classes of shares. If your Financial Intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Class A Shares

Investors purchasing Class A Shares may pay a sales load based on the amount of their investment in the Fund.  The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 0.00% to 2.25%, as set forth below. A reallowance to participating broker-dealers may be made by the Distributor from the sales load paid by each investor. The following sales loads apply to your purchases of shares of the Fund:

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Amount Purchased	Dealer Reallowance*	Sales Load as % of Offering Price	Sales Load as % of Amount Invested
Under $100,000	2.00%	2.25%	2.30%
$100,000-$249,999	1.75%	1.75%	1.78%
$250,000-$499,999	1.25%	1.25%	1.27%
$500,000-$999,999	1.00%	0.00%	0.00%
$1,000,000-$9,999,999	1.00%	0.00%	0.00%
$10,000,000-$49,000,000	0.50%	0.00%	0.00%
$50,000,000 and over	0.25%	0.00%	0.00%

*	Gross Dealer Concession paid to participating broker-dealers. The Distributor will compensate participating broker-dealers for purchases of $500,000 or more. With respect to those purchases of $500,000 or more only, investors will pay a contingent deferred sales charge of 1.00% for Class A Shares repurchased within 18 months of purchase.

You may be able to buy Class A Shares without a sales charge (i.e., “load-waived”) when you are:

•	reinvesting dividends or distributions;

•	a current or former Trustee of the Fund;

•	an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in Section 152 of the Code) of the Fund’s Advisor or its affiliates or of a broker-dealer authorized to sell shares of the Fund;

•	purchasing shares through the Fund’s Advisor;

•	purchasing shares through a financial services firm that has a special arrangement with the Fund; or

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services.

The following are additional features that should be taken into account when purchasing Class A Shares:

•	a minimum initial investment of $2,500, and a minimum subsequent investment in any amount (the Fund reserves the right to waive investment minimums); and

•	a quarterly distribution and shareholder servicing fee at an annual rate of up to 0.50% of the average daily net assets of the Fund attributable to Class A Shares.

•	with respect to purchases of $500,000 or more only, a contingent deferred sales charge of 1.00% for shares repurchased within 18 months of purchase.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A Shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;

•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund’s distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a Shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

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Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A Shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges.  The minimum initial investment under a letter of intent is 5% of the total letter of intent amount.  The letter of intent does not preclude the Fund from discontinuing sales of its shares.  You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you also may include (1) the cost of Class A Shares of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for Class A Shares, respectively, the Fund purchased during that period at a price including a front-end sales charge.  You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any Financial Intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Distribution Expenses

The Fund has adopted a “Distribution Plan” with respect to its Class A Shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.  Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Advisor may reasonably request.  Under the Distribution Plan, the Fund, with respect to Class A Shares, may incur expenses on an annual basis equal up to 0.50% of its average net assets attributable to Class A.

Class A Sales Load or Contingent Deferred Sales Charge Waivers

Class A shares may be purchased without an initial sales load or contingent deferred sales charge (a “CDSC”) by certain investors. If you would like information about available initial sales load or contingent deferred sales charge waivers (a “Waiver”), call your investment representative or DST Systems, Inc. at 888-729-4266.

Waivers for certain investors. The following investors or investments qualify to buy Class A shares without an initial sales load or CDSC due to anticipated economies in sales efforts and expenses, including:

•	Employees of securities dealers that have executed a selling agreement with the Distributor and their affiliates and their family members, as allowed by the internal policies of their employer;
•	Assets held in accounts managed by a subsidiary of Franklin Templeton, either (1) under an advisory agreement (including sub-advisory agreements) or (2) as trustee of an inter vivos or testamentary trust;
•	Group annuity separate accounts offered to retirement plans;
•	Purchases by a bank, trust company or thrift institution that is acting as a fiduciary exercising investment discretion;
•	Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement (an “Advisory Fee Program”) between the investor and a registered broker-dealer, investment advisor, trust company, bank, or other financial intermediary (a “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker dealer through whom the shares are acquired has an agreement with the Distributor authorizing the sale of the Fund’s shares. Such investments may be made in any amount;
•	Clients of financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer the Fund’s shares through a network, platform or self-directed investment brokerage account that may charge a transaction or other fee to customers; and
•	Employer Sponsored Retirement Plans (“Plans” or individually, “Plan”) that invest through a record-keeper platform or third party retirement platform;

Advisor Class Shares

Advisor Class Shares will be sold at the prevailing NAV per Advisor Class Share and are not subject to any upfront sales charge. Advisor Class Shares are not subject to a distribution fee, shareholder servicing fees, or contingent deferred sales charge. Advisor Class Shares may only be available through certain Financial Intermediaries. Because the Advisor Class Shares of the Fund are sold at the prevailing NAV per Advisor Class Share without an upfront sales charge, the entire amount of your purchase is available for investment immediately. However, for all accounts, Advisor Class Shares require a minimum investment of $1,000,000, while subsequent investments may be made with any amount. The Fund reserves the right to waive the investment minimum.

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Qualified Investors for Advisor Class

The following investors or investments qualify to buy Advisor Class shares of the Fund:

•	Shares acquired by an investor in connection with an Advisory Fee Programs between the investor and a Sponsor in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker dealer through whom the shares are acquired has an agreement with the Distributor authorizing the sale of the Fund’s shares. Such investments may be made in any amount;
•	Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code when purchasing direct from the Fund;
•	Current employees of securities dealers that have executed a selling agreement with the Distributor, and those employees’ affiliates and their family members, as allowed by the internal policies of their respective employers;
•	Current and former officers, trustees, directors, and full-time employees (and, in each case, their family members) of Franklin Templeton or Franklin Templeton funds (including any foundation, trust or benefit plan maintained, owned, controlled, or established by or for any such person), consistent with our then current policies. The minimum initial investment is $1,000 or $25 for accounts with an automatic investment plan;
•	Assets held in accounts managed by a subsidiary of Franklin Templeton, either (1) under an advisory agreement (including sub-advisory agreements) or (2) as trustee of an inter vivos or testamentary trust;
•	Plans that invest through a record-keeper or third party retirement platform;
•	Purchases by a bank, trust company or thrift institution that is acting as a fiduciary exercising investment discretion;
•	Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code;
•	An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customers;
•	Unaffiliated U.S. registered mutual funds, including those that operate as “fund of funds”;
•	Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant’s firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment; and
•	Clients of financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer the Fund’s shares through a network, platform, or self-directed investment brokerage account that may charge a transaction or other fee to customers. The minimum initial investment is $100,000, unless otherwise waived by the Distributor.

 The Fund may permit the waiver of the minimum initial purchase amount in other situations, if deemed appropriate.

About the Distributor

Franklin/Templeton Distributors, Inc., located at One Franklin Parkway San Mateo, CA 94403-1906, serves as distributor of the Fund’s Shares.

DISTRIBUTIONS

The Fund intends to make a distribution each month to its Shareholders of the net investment income of the Fund after payment of Fund operating expenses. The dividend rate may be modified by the Board from time to time.

To the extent that any portion of the Fund’s monthly distributions are considered a return of capital to Shareholders, such portion would not be considered dividends for U.S. federal income tax purposes, and would represent a return of the amounts that such Shareholders invested. Although such return of capital distributions are not currently taxable to Shareholders, such distributions will have the effect of lowering a Shareholder’s tax basis in such Shares, and could result in a higher tax liability when the Shares are sold, even if they have not increased in value, or in fact, have lost value. The Fund’s final distribution for each tax year is expected to include any remaining investment company taxable income and net tax-exempt income undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total distributions made in any tax year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. This distribution policy, may, under certain circumstances, have adverse consequences to the Fund and its Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell securities at a time it would not otherwise do so to manage the distribution of income and gain. The initial distribution will be declared on date determined by the Board.

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Each year, a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be furnished to Shareholders subject to IRS reporting. Fund ordinary distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. To the extent that the Fund pays distributions to Shareholders using proceeds it receives from Fund distributions, such distributions generally would constitute a return of investor capital and generally will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

As discussed in the “Tax Aspects” section, to qualify for and maintain RIC tax treatment, the Fund is required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of  “investment company taxable income” and net tax-exempt interest income, determined without regard to any deduction for dividends paid, for such tax year. To avoid certain excise taxes imposed on RICs, the Fund is required to distribute in respect of each calendar year dividends of an amount at least equal to the sum of  (1) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain net income for previous calendar years that were not distributed during such calendar years and on which the Fund paid no U.S. federal income tax. The Fund can offer no assurance that it will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to Shareholders.

Distribution Reinvestment Plan

The Fund will operate under the DRP administered by DST. Pursuant to the plan, the Fund’s Distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP at any time by written instructions to that effect to DST. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by DST at least one (1) business day prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are automatically reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, DST, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

DST will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. DST will hold shares in the account of the Shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. DST will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRP, DST will administer the DRP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the DRP.

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Neither DST nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Aspects.”

The Fund reserves the right to amend or terminate the DRP. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

All correspondence concerning the DRP should be directed to DST at Franklin BSP Private Credit Fund c/o DST Systems, Inc. P.O. Box 219102 Kansas City, MO 64121-9102. Certain transactions can be performed by calling the toll free number 888-729-4266.

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FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year and tax year end on December 31. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

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PRIVACY NOTICE

We are committed to maintaining the privacy of our Shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about Shareholders of the common stock of the Fund, although certain of our Shareholders’ non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•	Information we receive from Shareholders, whether we receive it orally, in writing or electronically. This includes Shareholders’ communications to us concerning their investment;

•	Information about Shareholders’ transactions and history with us; or

•	Other general information that we may obtain about Shareholders, such as demographic and contact information such as address.

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We do not disclose any non-public personal information about Shareholders, except:

•	to our affiliates (such as our investment advisor) and their employees that have a legitimate business need for the information;

•	to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•	to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•	as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our Shareholders’ privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund’s service providers, such as their advisor, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder’s account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify Shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

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INQUIRIES

Inquiries concerning the Fund and the Shares should be directed to:

Benefit Street Partners L.L.C.

Investor Relations

9 West 57th St., 49th Floor, Suite 4920

New York, NY 10019

(212) 588-6770

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT OBJECTIVES, POLICIES AND RISKS	B-3
INVESTMENT RESTRICTIONS	B-18
MANAGEMENT OF THE FUND	B-21
PORTFOLIO TRANSACTIONS	B-30
PROXY VOTING POLICY AND PROXY VOTING RECORD	B-32
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	B-33
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B-34
LEGAL COUNSEL	B-35
ADDITIONAL INFORMATION	B-36
FINANCIAL STATEMENTS	B-39

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Investors should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, investors should not rely upon such information or representations. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell to, or a solicitation of an offer to buy from, any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. Investors should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

FRANKLIN BSP PRIVATE CREDIT FUND

CLASS A SHARES OF BENEFICIAL INTEREST

ADVISOR CLASS SHARES OF BENEFICIAL INTEREST

PROSPECTUS

[•], 2020

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED March 24, 2020

FRANKLIN BSP PRIVATE CREDIT FUND
CLASS A SHARES OF BENEFICIAL INTEREST

ADVISOR CLASS SHARES OF BENEFICIAL INTEREST

Statement of Additional Information

[•], 2020

Franklin BSP Private Credit Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s investment objective is to generate attractive risk-adjusted returns with consistent current income. There can be no assurance that the Fund will achieve its investment objectives.

This Statement of Additional Information (this “Statement of Additional Information”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Class A and Advisor Class, prospectus dated [•], 2020 (the “Prospectus”). This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained upon request and without charge by writing to the Fund at Benefit Street Partners L.L.C., 9 West 57th St., 49th Floor, Suite 4920, New York, NY 10019 or by calling toll-free [•] or by accessing the Fund’s website at www.benefitstreetpartners.com. The information on the website is not incorporated by reference into this Statement of Additional Information and investors should not consider it a part of this Statement of Additional Information. The Prospectus, and other information about the Fund, is also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT OBJECTIVES, POLICIES AND RISKS	B-3
INVESTMENT RESTRICTIONS	B-18
MANAGEMENT OF THE FUND	B-20
PORTFOLIO TRANSACTIONS	B-29
PROXY VOTING POLICY AND PROXY VOTING RECORD	B-30
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	B-31
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B-32
LEGAL COUNSEL	B-33
ADDITIONAL INFORMATION	B-34
FINANCIAL STATEMENTS	B-37

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The following disclosure supplements the disclosure set forth under the caption “Types of Investments and Related Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Prospective investors must refer also to “Types of Investments and Related Risks” in the Prospectus for a complete presentation of the matters disclosed below. The Fund will only make investments permitted by the 1940 Act.

Bank Loans and Participations

The Fund’s investment program may include bank loans and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws; (ii) so-called “lender liability” claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations; and (v) the contractual nature of participations where the Fund takes on the credit risk of the agent bank rather than the actual borrower.

The Fund may acquire interests in loans either directly (by way of assignment) or indirectly (by way of participation). The Fund typically acquires loans by assignment, but may in some instances purchase loans by participation. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participation in a portion of a loan typically results in a contractual relationship only with the institution participating out the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Fund generally will have no right to enforce compliance by the obligor with the terms of the loan agreement or to vote on amendments to the loan agreement, nor any rights of set-off against the obligor, and the Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution subject the Fund to an additional degree of risk with respect to defaults by such selling institution.

Fixed-Income Instruments

The Fund invests in fixed-income instruments, such as high-yield corporate debt securities or bonds. Corporate bonds (“Corporate Bonds”) and other fixed-income instruments are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Underwriter”) for a group of investors (“Bond Investors”). In secured fixed-income instrument offerings, an institution, typically but not always an agent affiliated with the Underwriter, holds any collateral on behalf of the Bond Investors. The Fund may purchase fixed-income instruments either directly from the Underwriter or from a Bond Investor.

An issuer of fixed-income instruments must typically comply with the terms contained in a note purchase agreement or indenture between the issuer and the holders of the instruments (the “Bond Agreement”). These Bond Agreements generally detail the schedule of payments and also place certain restrictive financial and other covenants on the issuer, similar to those in loan agreements. A trustee typically administers and enforces the terms of the Bond Agreement and the fixed-income instrument on behalf of all holders of the instrument.

The rights of holders of high-yield corporate debt securities or bonds are generally subordinate to any existing senior or secured lenders in the issuer’s capital structure and are structurally subordinated to the rights of any existing or future lenders to an issuer’s subsidiaries that do not guarantee the high-yield corporate debt securities or bonds, and thus have a lower priority in payment than such lenders.

Commercial Real Estate Loans

Senior Mortgage Loans. These mortgage loans are typically secured by first liens on commercial properties, including the following property types: office, multifamily, retail, industrial, hospitality and mixed-use. In some cases, first lien mortgages may be divided into an A-Note and a B-Note. The A-Note is typically a privately negotiated loan that is secured by a first mortgage on a commercial property or group of related properties that is senior to a B-Note secured by the same first mortgage property or group.

Subordinated Debt. These loans may include structurally subordinated first mortgage loans and junior participations in first mortgage loans or participations in these types of assets. As noted above, a B-Note is typically a privately negotiated loan that is secured by a first mortgage on a commercial property or group of related properties and is subordinated to an A-Note secured by the same first mortgage property or group. The subordination of a B-Note or junior participation typically is evidenced by participations or intercreditor agreements with other holders of interests in the note. B-Notes are subject to more credit risk with respect to the underlying mortgage collateral than the corresponding A-Note.

Preferred Equity. Real estate preferred equity investments are subordinate to first mortgage loans and are not collateralized by the property underlying the investment. As a holder of preferred equity, the Fund seeks to enhance its position with covenants that limit the activities of the entity in which the Fund has an interest and protect the Fund’s equity by obtaining an exclusive right to control the underlying property after an event of default, should such a default occur on the Fund’s investment.

Mezzanine Loans. Like B-Notes, these loans are also subordinated, but are usually secured by a pledge of the borrower’s equity ownership in the entity that owns the property or by a second lien mortgage on the property. In a liquidation, these loans are generally junior to any mortgage liens on the underlying property, but senior to any preferred equity or common equity interests in the entity that owns the property. Investor rights are usually governed by intercreditor agreements.

Commercial Mortgage-Backed Securities

Commercial Mortgage-Backed Securities (“CMBS”) are fixed income instruments that are secured by mortgage loans on commercial real property. CMBS typically take the form of multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They generally are structured to provide protection to investors in senior tranches against potential losses on the underlying mortgage loans. Such protection generally is provided by causing holders of subordinated classes of securities (“Subordinated CMBS”) to take the first loss in the event of defaults on the underlying commercial mortgage loans. The Fund may invest in CMBS of any credit quality, including, without limitation,

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Debtor-in-Possession (“DIP”) Loans

The Fund may invest in or extend loans to companies that have filed for protection under Chapter 11 of the United States Bankruptcy Code. These DIP loans are most often working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally viewed as less risky than many other types of loans as a result of their seniority in the debtor’s capital structure, their underlying collateral and because their terms will have been approved by a federal bankruptcy court order, the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay the DIP loan.

Lender Liability

Under common law principles that in some cases form the basis for lender liability claims, if a lender (i) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer; (ii) engages in other inequitable conduct to the detriment of such other creditors; or (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “equitable subordination”). The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the equitable subordination doctrine; however, because of the nature of the debt obligations, the Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the Fund should be equitably subordinated.

Restricted and Illiquid Securities

The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act” and, such securities, “Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board directs Benefit Street Partners L.L.C. (“BSP” or “Advisor”), or to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Structured Credit.

The Fund may invest in asset-backed opportunities across broad sectors such as corporate credit or real estate. The Fund will target investment opportunities that are directly originated and privately negotiated that may include (1) financings secured by pools of real estate assets; and (2) debt and equity investments in U.S.-dollar-denominated collateralized loan obligations (“CLOs”) that are primarily backed by corporate leveraged loans issued to primarily U.S. obligors (“U.S. CLOs”). The investments in the “equity” of structured credit products (including CLOs) refers to the junior-most or residual debt tranche of such structured credit products (i.e., the tranche whose rights to payment are not senior to any other tranche, which does not typically receive a credit rating and is typically not secured (and is also typically referred to as subordinated notes, income notes, preferred shares or preferred securities, or, more generally, as “equity”)) (the “Residual Tranche”).

CLO equity tranches (or other similar junior tranches) and privately issued asset-backed securities in which the Fund invests may be highly leveraged, which magnifies the Fund’s risk of loss on such investments.

Collateralized Debt Obligations

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), CLOs and other securitized products. CDOs are types of asset-backed securities. The risks of an investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Fund invests. The Fund may invest in CDOs backed by corporate bond obligations, real estate loans and other asset classes. Normally, CDOs, CBOs, CLOs and other securitized products are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for transactions under Rule 144A of the Securities Act. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this Statement of Additional Information, CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a NRSRO; (iii) the Fund is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Structured Products Risk. The Fund may invest in structured products, consisting of CLOs and credit-linked notes. CLOs and structured products are generally backed by an asset or a pool of assets (often senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. Holders of structured products bear the risks, including credit risk, of the underlying investments, index or reference obligation and are subject to prepayment and counterparty risks.

In some instances, such as in the case of most CLOs, structured products are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold. Structured products, and particularly subordinated interests thereof, are less liquid than many other types of securities and may be more volatile than the underlying assets. As a result, investments in CLOs and credit-linked notes may be subject to liquidity risk and may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

In addition, changes in the collateral held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently. Further, the performance of a CLO or other structured products will be affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility.

Rights Offerings and Warrants to Purchase

The Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe for and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights’ or warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the related security’s market price such as when there is no movement in the level of the underlying security.

Equity Securities

In addition to common stock, the Fund may invest in other equity securities, including preferred stock, convertible securities and depositary receipts.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of the issuer’s preferred stock than in more senior credit securities with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of trustees. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Depositary Receipts. The Fund may hold investments in sponsored and unsponsored American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as continental depositary receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present the additional investment considerations of non-U.S. securities.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The economic crisis in the United States during 2008 and 2009 negatively impacted government-sponsored entities. As the real estate market has deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S. mortgages have experienced extreme volatility, and in some cases, a lack of liquidity. The Advisor will monitor developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisor will monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisor will do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Risks of Foreign Investments

Investments in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund in respect of its foreign securities will reduce the Fund’s yield.

In addition, the tax laws of some foreign jurisdictions in which the Fund may invest are unclear and interpretations of such laws can change over time. As a result, to comply with guidance related to the accounting and disclosure of uncertain tax positions under generally accepted accounting principles (“GAAP”), the Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce the Fund’s net asset value (“NAV”) at the time accrued, even though, in some cases, the Fund ultimately will not pay the related tax liabilities. Conversely, the Fund’s NAV will be increased by any tax accruals that are ultimately reversed.

Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than those in the United States. Investments in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Fund will satisfy applicable foreign reporting requirements at all times.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid credit securities equal to at least the value of the when-issued or forward commitment securities, unless future SEC staff guidance permits designation or segregation to a lesser extent. The value of these assets will be monitored daily to ensure that their marked-to-market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the Fund’s NAV.

The risks and effect of settlements in the ordinary course on the Fund’s NAV are not the same as the risks and effect of when-issued and forward commitment securities.

The purchase price of when-issued and forward commitment securities are expressed in yield terms, which reference a floating rate of interest, and is therefore subject to fluctuations of the security’s value in the market from the date of the Fund’s commitment (the “Commitment Date”) to the date of the actual delivery and payment for such securities (the “Settlement Date”). There is a risk that, on the Settlement Date, the Fund’s payment of the final purchase price, which is calculated on the yield negotiated on the Commitment Date, will be higher than the market’s valuation of the security on the Settlement Date. This same risk is also borne if the Fund disposes of its right to acquire a when-issued security, or its right to deliver or receive, a forward commitment security, and there is a downward market movement in the value of the security from the Commitment Date to the Settlement Date. In some instances, no income accrues to the Fund during the period from the Commitment Date to the Settlement Date. On the other hand, the Fund may incur a gain if the Fund invests in when-issued and forward commitment securities and correctly anticipates the rise in interest rates and prices in the market.

The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (“LSTA”). For par loans, income accrues to the buyer of the senior loan (the “Buyer”) during the period beginning on the last date by which the senior loan purchase should have settled (T+7) to and including the actual settlement date. Should settlement of a par senior loan purchase in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the senior loan (this payment may be netted from the wire released on settlement date for the purchase price of the senior loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement prorated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the buyer should have received. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Stressed Investments

The Fund invests in securities and other obligations of companies that involve significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. In any investment opportunity involving any such type, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities, the value of which may be less than the purchase price paid by the Fund for the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including, but not limited to: (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and/or (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund invests, there is a potential risk of loss by the Fund of its entire investment in such companies.

Certain Bankruptcy and Insolvency Issues

Some of the companies in which the Fund invests may be involved in complex bankruptcy or insolvency proceedings in the United States or elsewhere. There are a number of significant risks inherent in the bankruptcy or insolvency process. The Fund cannot guarantee the outcome of any bankruptcy or insolvency proceeding.

Under U.S. bankruptcy or other insolvency proceedings, the Fund may risk taking a loss on its investment and having its claim released or discharged against the debtor and third parties. For example, under a plan of reorganization, the Fund could receive a cash distribution for less than its initial investment or receive securities or other financial instruments in exchange for its claims, which then could be discharged and released against the debtor or other third parties. In addition, through U.S. bankruptcy proceedings, a debtor can effectuate a sale of assets with a purchaser acquiring such assets free and clear of any claims or liens underlying the Fund’s investment, with the Fund having only potential recourse to the proceeds of the sale.

Under certain circumstances, payments or grants of security to the Fund may be reclaimed, recharacterized or avoided if any such payment or grant is later determined by the applicable court to have been a fraudulent conveyance, fraudulent transfer, preferential payment or otherwise subject to avoidance under applicable law. In addition, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” of a debtor and other creditors can demonstrate that they have been harmed by such actions.

Many events in a bankruptcy are often beyond the control of the creditors. While creditors may be given an opportunity to object to or otherwise participate in significant actions, there can be no assurance that a court in the exercise of its broad powers or discretion would not approve actions that would be contrary to the interests of the Fund.

The duration of a bankruptcy or insolvency proceeding is difficult to predict. A creditor’s return on investment can be adversely impacted by delays while a plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until the plan ultimately becomes effective. Similar delays can occur while a court considers a sale or other restructuring transaction. In addition, the administrative costs in connection with a bankruptcy or insolvency proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to unsecured creditors or equity holders. If a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Also, in the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Further, certain claims that have priority by law (for example, claims for taxes) may be quite substantial.

The effect of a bankruptcy filing on or by a portfolio company may adversely and permanently affect the portfolio company. The portfolio company may lose its market position, going concern value and key employees and otherwise become incapable of restoring itself as a viable entity. If the proceeding is converted to a liquidation, the liquidation value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment.

Other Portfolio Strategies

Short Sales

The Fund may engage in short sales of securities, particularly of Corporate Bonds and other fixed-income instruments. A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund may make short sales for financing, for risk management, to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Short selling involves a number of risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may, but is not expected to, have substantial short positions and may engage in short sales where it does not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement any short sale strategy it employs due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position.

Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. Additionally, the Fund must maintain sufficient liquid assets, less any additional collateral pledged to the broker, marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

Derivatives

General Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association, which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Fund is not subject to regulation as a commodity pool under the Commodity Exchange Act (the “CEA”).

Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Foreign currency forward contracts. The Fund may enter into foreign currency forward contracts to reduce the Fund’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate.

There is no guarantee that it will be practical to hedge currency risks or that any efforts to do so will be successful.

Asset Coverage for Futures and Options Positions. The Fund complies with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund’s records in the amount prescribed. Securities segregated on the Fund’s records cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Options. The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the Fund’s derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts, as an anticipatory hedge. The Fund’s derivative investments may include sales of futures as an offset against the effect of expected declines in securities prices and purchases of futures as an offset against the effect of expected increases in securities prices. The Fund does not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. To enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is short the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

As noted above, margin is the amount of funds that must be deposited by the Fund to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund marks to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

In addition to the foregoing, imperfect correlation between futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of the shares of the Fund (“Shares”). The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. To reduce the risk associated with leveraging, the Fund will segregate assets equal to the full notional value of the swap agreements, unless future SEC staff guidance permits asset segregation to a lesser extent.

The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses.

The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

Zero Coupon and Paid-In-Kind (“PIK”) Bonds

The Fund may invest in zero coupon or PIK bonds. Because investors in zero coupon or PIK bonds receive no cash prior to the maturity or cash payment date applicable thereto, an investment in such securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisor, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Securities Lending

To the extent permitted by the 1940 Act, the Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions; provided, however, that the value of such loaned securities may not exceed one-third of the Fund’s total asset value, including collateral received in respect of such loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Advisor to be of relatively high credit standing. Loans of securities are made to broker-dealers pursuant to agreements requiring that such loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. The Fund invests the cash collateral received in accordance with its investment objectives, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. The Fund may also call such loans to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund may not:

(1)       Make investments for the purpose of exercising control or management;

(2)       Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of other assets; (iii) invest in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof; and (iv) purchase and sell forward contracts, financial futures contracts and options thereon;

(3)       Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law;

(4)       Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities;

(5)       Make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases senior, secured corporate loans (“Syndicated Loans”), subordinated loans (“Subordinated Loans”), Corporate Bonds, investment grade rate debt securities issued by CLOs, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 331∕3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; and

(6)       Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry (other than those securities backed only by the assets and revenues of non-governmental users with respect to which the Fund will not invest 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities backed by the same source of revenue).

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day.

The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of Shareholders, as applicable, will be required or sought.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees without the approval of the holders of a majority of the outstanding voting securities of the Fund. The Fund may not:

(1)       Change or alter the Fund’s investment objective;

(2)       Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC; and

(3)       Purchase any securities on margin except as may be necessary in connection with transactions described under “The Fund’s Investments” above and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps, forward contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a Borrower distributes equity securities incident to the purchase or ownership of a Syndicated Loan or in connection with a reorganization of a Borrower. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

MANAGEMENT OF THE FUND

The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of nine members, five of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee and a nominating and governance committee and may establish additional committees from time to time as necessary.

Board of Trustees and Executive Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. As set forth in the Fund’s declaration of trust, each Trustee’s term of office shall continue until his or her death, resignation or removal.

Name, address(1) and age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Interested Trustees(3)
Richard J. Byrne (59)	Trustee	Indefinite Length - Since 2020	President of Benefit Street Partners L.L.C.	3

Interested Director of Business Development Corporation of America, Benefit Street Partners Realty Trust, Inc., Broadtree Residential, Inc., and Broadstone Real Estate Access Fund. Director of Wynn Resorts, Limited and New York Road Runners.

Independent Trustees
Lee F. Hillman (64)	Trustee	Indefinite Length - Since 2020	President of Liberation Advisory Group	2	Director of Broadtree Residential, Inc., Business Development Corporation of America, Lawson Products, Inc., HC2 Holdings, Inc. and Adelphia Recovery Trust.
Ronald J. Kramer (61)	Trustee	Indefinite Length - Since 2020	Chief Executive Officer of Griffon Corporation	2	Director of Griffon Corporation and Business Development Corporation of America.
Leslie D. Michelson (69)	Trustee	Indefinite Length - Since 2020	Chief Executive Officer of Private Health Management	2	Director of Business Development Corporation of America, Healthcare Trust, Inc., and American Finance Trust, Inc.
Edward G. Rendell (76)	Trustee	Indefinite Length - Since 2020	Retired	2	Director of Global Net Lease, Inc., American Finance Trust, Inc., Business Development Corporation of America, and Healthcare Trust, Inc.
Dennis M. Schaney (63)	Trustee	Indefinite Length - Since 2020	Retired	2	Director of Business Development Corporation of America.

(1)	The address of each Trustee is care of the Secretary of the Fund at 9 West 57th St., 49th Floor, Suite 4920, New York, NY 10019.

(2)	The Fund Complex includes Business Development Corporation of America, Broadstone Real Estate Access Fund and Franklin BSP Private Credit Fund and is defined as two or more registered investment companies that (a) hold themselves out to investors as related companies for purposes of investment and investor services; or (b) have a common investment adviser or have an investment adviser that is an affiliated person of any of the other registered investment companies.

(3)	“Interested person,” as defined in the 1940 Act, of the Fund. Richard J. Byrne is an interested person of the Fund due to his affiliation with the Advisor.

Executive Officers

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard J. Byrne	Chief Executive Officer and President	Indefinite Length - Since 2020	President of Benefit Street Partners L.L.C.
Nina K. Baryski	Chief Financial Officer and Treasurer	Indefinite Length - Since 2020	Managing Director and Fund Controller at Benefit Street Partners L.L.C.; Chief Financial Officer of Business Development Corporation of America
Leeor P. Avigdor	Secretary	Indefinite Length - Since 2020	Managing Director at Benefit Street Partners L.L.C.; Secretary of Business Development Corporation of America
Guy F. Talarico	Chief Compliance Officer	Indefinite Length - Since 2020	Chief Executive Officer of Alaric Compliance Services LLC

(1)	The address of each officer is care of the Secretary of the Fund at 9 West 57th St., 49th Floor, Suite 4920, New York, NY 10019.

Trustees

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a Trustee of the Fund.

Interested Trustees

Richard J. Byrne has served as chairman of the Board of Directors, Chief Executive Officer and President of the Company since March 2020. Mr. Byrne serves as President of BSP and chairman of the board of directors, Chief Executive Officer and President of Business Development Corporation of America (“BDCA”), Benefit Street Partners Realty Trust, Inc., Broadtree Residential, Inc. and Broadstone Real Estate Access Fund. Prior to joining BSP in April 2013, Mr. Byrne was Chief Executive Officer of Deutsche Bank Securities, Inc. He was also the Global Co-Head of Capital Markets at Deutsche Bank. Before joining Deutsche Bank, Mr. Byrne was Global Co-Head of the Leveraged Finance Group and Global Head of Credit Research at Merrill Lynch & Co. He was also a perennially top-ranked credit analyst. Mr. Byrne earned an M.B.A. from the Kellogg School of Management at Northwestern University and a B.A. from Binghamton University. Mr. Byrne is currently a member of the Boards of Directors of Wynn Resorts, Limited (NASDAQ: WYNN) and New York Road Runners. Mr. Byrne previously served as a member of the Board of Directors of MFA Financial, Inc. (NYSE: MFA) from March 2014 to December 2019.

We believe that Mr. Byrne’s current and prior experience as a director and/or executive officer of the companies described above and his extensive knowledge of the financial services industry and the capital markets make him well qualified to serve as a member of our Board of Trustees.

Independent Trustees

Lee S. Hillman has served as an independent trustee of the Fund since March 2020. Mr. Hillman has served as President of Liberation Advisory Group, a private management consulting firm, since 2003. Mr. Hillman has also served as Chief Executive Officer of Performance Health Systems, LLC, an early-stage business distributing Power PlateTM and bioDensity ® branded, specialty health and exercise equipment since 2012, and its predecessor since 2009. From February 2006 to May 2008, Mr. Hillman served as Executive Chairman and Chief Executive Officer of Power Plate International (“Power Plate”) and from 2004 through 2006 as CEO of Power Plate North America. Previously, from 1996 through 2002, Mr. Hillman was CEO of Bally Total Fitness Corporation, then the world’s largest fitness membership club business. Mr. Hillman serves as a member of the board of directors of Business Development Corporation of America where he serves as chairman of the Audit Committee. Mr. Hillman also serves as a member of the board of directors of Broadtree Residential, Inc. Mr. Hillman currently serves as a member of the board of directors of Lawson Products, Inc. where he serves as the lead independent director and member of its Audit Committee and Financial Strategies Committee as well as chair of its Compensation Committee. He also serves as a board member and member of the Audit, Compensation and Nominating/Governance Committees of HC2 Holdings, Inc. and as trustee and member of the Audit Committee of Adelphia Recovery Trust. Previously he has served as a member of the Board of Directors of HealthSouth Corporation, Wyndham International, RCN Corporation (where he was Chairman of the Board), Bally Total Fitness Corporation (where he was Chairman of the Board) and Professional Diversity Network. Mr. Hillman holds a B.S. in Finance and Accounting from the Wharton School of the University of Pennsylvania and an M.B.A. in Finance and Accounting from the Booth School of Business of the University of Chicago. Mr. Hillman is a Certified Public Accountant and former audit partner with Ernst & Young.

We believe that Mr. Hillman’s experience as a director or executive officer of the companies described above make him well qualified to serve as a member of our Board of Trustees.

Ronald J. Kramer was elected as an independent trustee of the Fund in March 2020. He has served as the Chief Executive Officer of Griffon Corporation (NYSE:GFF) since April 2008, as Chairman of the Board of Griffon Corporation from January 2018, and as a director of Griffon Corporation since 1993. Griffon Corporation is a diversified holding company with a portfolio of businesses in the following industries: home and building products, specialty plastic films and defense electronics. From 2002 through March 2008, he was President and a director of Wynn Resorts, Ltd. (NASDAQ:WYNN), a developer, owner and operator of destination casino resorts. From 1999 to 2001, Mr. Kramer was a Managing Director at Dresdner Kleinwort Wasserstein, an investment banking firm, and its predecessor Wasserstein Perella & Co. He was formerly a member of the Board of Directors of Leap Wireless International, Inc. (formerly NASDAQ:LEAP), Monster Worldwide, Inc. (NYSE:MWW) and Sapphire Industrials Corporation (formerly AMEX:FYR). Mr. Kramer currently serves as a member of the board of directors of Business Development Corporation of America. Mr. Kramer holds a BS degree from the Wharton School of the University of Pennsylvania and an MBA from New York University.

We believe that Mr. Kramer’s experience as a director or executive officer of the companies described above make him well qualified to serve as a member of our Board of Trustees.

Leslie D. Michelson has served as an independent trustee of the Fund since March 2020.

Mr. Michelson has served as the chairman and chief executive officer of Private Health Management, a retainer-based primary care medical practice management company since April 2007. Mr. Michelson served as vice chairman and chief executive officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from April 2002 until December 2006 and served on its Board of Directors from January 2002 until April 2013. Mr. Michelson served on the Board of Directors of Catellus Development Corp. (“Catellus”), from 1997 until 2004 when the company was sold to ProLogis. Mr. Michelson was a member of the Audit Committee of the Board of Directors of Catellus for 5 years and served at various times as the chairman of the Audit Committee and the Compensation Committee. From April 2001 to April 2002, he was an investor in, and served as an advisor or director of, a portfolio of entrepreneurial healthcare, technology and real estate companies. From March 2000 to August 2001, he served as chief executive officer and as a director of Acurian, Inc., an Internet company that accelerates clinical trials for new prescription drugs. From 1999 to March 2000, Mr. Michelson served as an adviser of Saybrook Capital, LLC, an investment bank specializing in the real estate and health care industries. From June 1998 to February 1999, Mr. Michelson served as chairman and co-chief executive officer of Protocare, Inc., a manager of clinical trials for the pharmaceutical industry and disease management firm. From 1988 to 1998, he served as chairman and chief executive officer of Value Health Sciences, Inc., an applied health services research firm he co-founded. Mr. Michelson has been a director of Nastech Pharmaceutical Company Inc., a NASDAQ-traded biotechnology company focused on innovative drug delivery technology, from 2004 to 2008, of Highlands Acquisition Company, an AMEX-traded special purpose acquisition company, from 2007 to 2009, of G&L Realty Corp., a NYSE-traded medical office building REIT from 1995 to 2001, and of Landmark Imaging, a privately held diagnostic imaging and treatment company from 2007 to 2010. Also, since June 2004, he has served as a director of ALS-TDI, a philanthropy dedicated to curing Amyotrophic Lateral Sclerosis, commonly known as Lou Gehrig’s disease. Mr. Michelson has served as a member of the Board of Advisors for the UCLA Fielding School of Public Health since October 2013 and as a director of Druggability Technologies Holdings Ltd. since April 2013. In addition, he has served as founder and chief executive officer of Michelson on Medicine, LLC since January 2012.

Mr. Michelson serves as a member of the board of directors of Business Development Corporation of America. He has served as an independent director of American Realty Capital — Retail Centers of America, Inc. (“RCA”) since November 2015, and previously served as an independent director of RCA from March 2012 until October 2012. In addition, Mr. Michelson has served as an independent director of Healthcare Trust, Inc. (“HTI”) since December 2015 and as an independent trustee of Realty Capital Income Funds Trust (“RCIFT”), a family of mutual funds, since April 2013. Mr. Michelson previously served as an independent director of American Realty Capital Healthcare Trust, Inc. (“HT”) from January 2011 until July 2012 and as lead independent director of HT from July 2012 until January 2015 when HT closed its merger with Ventas, Inc. Mr. Michelson served as an independent director of American Realty Capital Trust, Inc. from January 2008, including as lead independent director from July 2012, until the close of its merger with Realty Income Corporation in January 2013. Mr. Michelson also served as an independent director of VEREIT, Inc. (“VEREIT”) from October 2012 until April 2015. Mr. Michelson also served as an independent director of BDCA Venture, Inc. from June 2014 until June 2015. Mr. Michelson served as lead independent director of Realty Finance Trust, Inc. from January 2013 until November 2014. Mr. Michelson served as an independent director of DNAV from August 2011 until February 2012 and as a director of New York REIT, Inc. (“NYRT”) from October 2009 until August 2011.

Mr. Michelson received his B.A. from The Johns Hopkins University in 1973 and a J.D. from Yale Law School in 1976.

We believe that Mr. Michelson’s experience as a director or executive officer of the companies described above make him well qualified to serve as a member of our Board of Trustees.

Governor Edward G. Rendell has served as an independent trustee of the Fund since March 2020. Governor Edward G. Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011. As the Governor of the Commonwealth of Pennsylvania, he served as the chief executive of the nation’s 6th most populous state and oversaw a budget of $28.3 billion. He also served as the Mayor of Philadelphia from January 1992 through January 2000. As the Mayor of Philadelphia, he eliminated a $250 million deficit, balanced the city's budget and generated five consecutive budget surpluses. He was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001. Governor Rendell served as the District Attorney of Philadelphia from January 1978 through January 1986. In 1986 he was a candidate for governor of the Commonwealth of Pennsylvania. In 1987, he was a candidate for the mayor of Philadelphia.

From 1988 through 1991, Governor Rendell was an attorney at the law firm of Mesirov, Gelman and Jaffe. From 2000 through 2002, Governor Rendell was an attorney at the law firm of Ballard Spahr. Governor Rendell worked on several real estate transactions as an attorney in private practice.

He serves as a member of the board of directors of Business Development Corporation of America. Governor Rendell has also served as a member of the board of directors of American Realty Capital — Retail Centers of America, Inc., Global Net Lease, Inc., American Realty Capital Trust III, Inc. and VEREIT.

An Army veteran, Governor Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School.

We believe that Governor Rendell’s experience as a director or executive officer of the companies described above and his over 30 years of legal, political and management experience gained from serving in his capacities as the Governor of Pennsylvania and as the Mayor and District Attorney of Philadelphia, including his experience in overseeing the acquisition and management of Pennsylvania’s real estate development transactions, including various state hospitals, make him well qualified to serve as a member of our Board of Trustees.

Dennis M. Schaney has served as an independent trustee of the Fund since March 2020. Mr. Schaney previously served as Managing Director and Head of High Yield and Leveraged Loans at Morgan Stanley Investment Management. Mr. Schaney also served as Co-Head of Morgan Stanley Credit Partners. During this time, he was responsible for leveraged loan, high yield bond and mezzanine investments across a variety of funds including closed-end, open-end and institutional separate accounts. Mr. Schaney retired from Morgan Stanley Investment Management in 2010. From 2003 to 2007, he served as Managing Director and Global Head of Fixed Income for Credit Suisse Asset Management. He oversaw global teams responsible for all fixed income investments and served on the asset management’s Executive Committee and the Management Committee for Credit Suisse. Prior to Credit Suisse, Mr. Schaney founded BlackRock Financial Management’s Leveraged Finance Group which was responsible for high yield, leveraged loan and mezzanine investments. He was also responsible for the alternative investment effort for leveraged assets including the Magnetite CLO/CBO products. In addition to those responsibilities, he co-headed the firm’s credit research effort. Mr. Schaney worked at Merrill Lynch from 1988 through 1997 where he was Global Head of Corporate and Municipal Bond Research and an analyst covering the media, entertainment, and cable sectors. Prior to Merrill Lynch, Mr. Schaney was a Vice President at First Boston Corporation focusing on corporate restructuring and credit advisory services. He was also a Rating Officer for Standard & Poor’s Rating Services. Mr. Schaney serves as a member of the board of directors of Business Development Corporation of America. Mr. Schaney holds a B.S. in Psychology from the University of Bridgeport and an M.S. in Finance from Fairfield University.

We believe that Mr. Schaney’s experience as a director or executive officer of the companies described above make him well qualified to serve as a member of our Board of Trustees.

Board structure and role of the Board in risk oversight

The 1940 Act requires that at least 40% of the trustees be independent trustees. Certain exemptive rules promulgated under the 1940 Act require that at least 50% of the trustees be independent trustees. Currently, five of the six Trustees (83.3%) are Independent Trustees. The independent trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Board of Trustees, regardless of whether the trustee happens to be independent or a member of management. The Board of Trustees has determined that its leadership structure, in which the Chairman of the Board of Trustees is an interested person of the Fund, is appropriate because the Independent Trustees believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Fund. The independent trustees have determined that they can act independently and effectively without having an independent trustee serve as Chairman and that a key factor for assuring that they are in a position to do so is for the trustees who are independent of management to constitute a majority of the Board.

The Board expects to perform its risk oversight function primarily through (a) its two standing committees, which report to the entire Board and are comprised solely of independent trustees and (b) monitoring by the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.

Committees of the Board

The Board has established an audit committee and a nominating and governance committee. The Fund does not have a compensation committee because its executive officers do not receive any direct compensation from the Fund.

Audit Committee. The members of the audit committee are Lee S. Hillman, Leslie D. Michelson and Ronald J. Kramer, each of whom is independent for purposes of the 1940 Act. Lee S. Hillman serves as chairman of the audit committee. The Board has adopted a charter for the audit committee, which is available on the Fund’s website at [•]. The audit committee is responsible for approving the Fund’s independent accountants, reviewing with the Fund’s independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund’s independent accountants, reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal accounting controls.

Nominating and Governance Committee. The members of the nominating and governance committee are Ronald J. Kramer, Leslie D. Michelson, Edward G. Rendell and Dennis M. Schaney, each of whom is independent for purposes of the 1940 Act. Ronald J. Kramer serves as chairman of the nominating and governance committee. The Board has adopted a charter for the nominating and governance committee, which is available on the Fund’s website at [•]. The nominating and governance committee is responsible for selecting, researching and nominating trustees for election by the Fund’s Shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board Trustees, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees.

The nominating and governance committee may consider recommendations for nomination of individuals for election as trustees from Shareholders.

Trustee Beneficial Ownership of Shares

The following table sets forth the dollar range of Shares beneficially owned by each Trustee as of [•], 2020 and the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee in the family of investment companies that includes the Fund.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)(2)(3)
Interested Trustees
Richard J. Byrne	None	Over $100,000
Independent Trustees
Lee F. Hillman	None	None
Ronald J. Kramer	None	None
Leslie D. Michelson	None	Over $100,000
Edward G. Rendell	None	None
Dennis M. Schaney	None	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or Over $100,000.

(2)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)	The family of investment companies includes Business Development Corporation of America, Broadstone Real Estate Access Fund and Franklin BSP Private Credit Fund and is defined any two or more registered investment companies that (a) share the same investment adviser or principal underwriter; and (b) hold themselves out to investors as related companies for purposes of investment and investor services.

Compensation of Trustees

The Independent Trustees are paid an annual retainer of  $25,000. The Chairperson of the Audit Committee and the Chairperson of the Nominating and Governance Committee are also paid an additional annual fee of $2,500. All Trustees are reimbursed for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

The following table shows information regarding the compensation to be received by the Trustees, none of whom is an employee of the Fund, for services as a trustee for the fiscal year ending [•], 2020. The Trustees who are “interested persons”, as defined in the 1940 Act, of the Fund and the Fund’s officers do not receive compensation from the Fund.

Name of Trustee	Aggregate Compensation from the Fund
Interested Trustees
Richard J. Byrne	$0
Independent Trustees
Lee F. Hillman	$27,500
Ronald J. Kramer	27,500
Leslie D. Michelson	25,000
Edward G. Rendell	25,000
Dennis M. Schaney	25,000

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to the Fund’s office at 9 West 57th St., 49th Floor, Suite 4920, New York, NY 10016. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Codes of Ethics

The Fund and the Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this Statement of Additional Information forms a part. Shareholders may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.

The Advisor

BSP, an investment advisor registered with the SEC under the Investment Advisers Act of 1940, as amended, serves as the Fund’s investment advisor. As of January 31, 2020, BSP had assets under management of approximately $27.5 billion. For more information regarding BSP, see “The Advisor” in the Prospectus. For more information on the services provided by the Advisor to the Fund, see “Management of the Fund” in the Prospectus.

The Investment Advisory Agreement (the “Investment Advisory Agreement”) was approved by the Board and became effective on [•], 2020. The Investment Advisory Agreement will continue in effect for an initial two year period and for successive periods of twelve months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding securities of the Fund entitled to vote and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In addition, the Investment Advisory Agreement has termination provisions that allow the parties to terminate the agreement without penalty. The Investment Advisory Agreement and the Administration Agreement may be terminated at any time, without penalty, by the Advisor and/or Administrator upon 60 days’ notice to the Fund, as applicable.

Portfolio Management

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2020: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Thomas J. Gahan
Registered Investment Companies	3	$936 million	3	$936 million
Other Pooled Investment Vehicles	34	$24,192 million	3	$433 million
Other Accounts	7	$2,257 million	0	$0
Michael E. Paasche
Registered Investment Companies	3	$936 million	3	$936 million
Other Pooled Investment Vehicles	33	$21,001 million	3	$433 million
Other Accounts	7	$2,257 million	0	$0
Blair D. Faulstich
Registered Investment Companies	1	$3 million	1	$3 million
Other Pooled Investment Vehicles	9	$9,930 million	1	$75 million
Other Accounts	7	$2,257 million	0	$0

Compensation of Portfolio Managers

The Advisor’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The portfolio managers may receive, all or some combination of, salary, an annual bonus and interests in the carried interest in certain of BSP’s funds.

Base compensation

Generally, when portfolio managers receive base compensation it is based on their individual seniority and their position within the firm.

Discretionary compensation

In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

Securities Ownership of Portfolio Managers

The following table shows the dollar range of equity securities in the Fund beneficially owned by each of the portfolio managers as of April 1, 2020.

Name	Aggregate Dollar Range of Equity Securities in the Fund(1)
Thomas J. Gahan	None
Michael E. Paasche	None
Blair D. Faulstich	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or Over $1,000,000.

PORTFOLIO TRANSACTIONS

The Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. With respect to Syndicated Loans and Subordinated Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Advisor will negotiate on behalf of the Fund. Most of these transactions will be principal transactions at net prices for which the Fund will generally incur little or no brokerage costs. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to a lender selling assignment or participations to the Fund. The Advisor will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Affiliates of the Advisor may participate in the primary and secondary market for Syndicated Loans and Subordinated Loans. Because of certain limitations imposed by the 1940 Act, this may restrict the Fund’s ability to acquire some Syndicated Loans and Subordinated Loans. The Advisor does not believe that this will have a material effect on the Fund’s ability to acquire Syndicated Loans and Subordinated Loans consistent with its investment policies. Sales to dealers are effected at bid prices. The illiquidity of some Syndicated Loans and Subordinated Loans may restrict the ability of the Advisor to locate in a timely manner persons willing to purchase the Fund’s interests in Syndicated Loans and Subordinated Loans at a fair price should the Fund desire to sell such interests.

With respect to other types of securities, the Fund may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, may purchase securities in the over-the-counter market from an underwriter or dealer serving as market maker for the securities, in which case the price includes a fixed amount of compensation to the underwriter or dealer, and may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

The Advisor is responsible for arranging for the execution of the Fund’s portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and in accordance with the Advisor’s conflicts policy. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Advisor considers the firm’s reliability, integrity and financial condition and the firm’s execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There may be instances when, in the judgment of the Advisor, more than one firm can offer comparable execution services. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and their other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The advisory fees that the Fund pays to the Advisor will not be reduced if the Advisor receives brokerage and research services. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Fund has delegated its proxy voting responsibility to BSP. The proxy voting policies and procedures of BSP are set forth below. The guidelines are reviewed periodically by BSP and the Independent Trustees and, accordingly, are subject to change.

It is the policy of the Fund to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s Advisor as a part of the Advisor’s general management of the Fund’s portfolio, subject to the continuing oversight of the Board. The Board hereby delegates such responsibility to the Advisor, and directs the Advisor to vote proxies relating to portfolio securities held by the Fund consistent with the duties and procedures set forth below. The Advisor may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Advisor, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its Shareholders. In discharging this fiduciary duty, the Advisor must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 Form N-PX not later than August 31 of each year.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of the Fund, as of [•], 2020, the following persons owned of record or beneficially 5% or more of the outstanding Shares of a class. A control person is any person who owns beneficially more than 25% of the Common Shares or who is otherwise deemed to “control” the Fund. Such person may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s Shareholders. As of [•], 2020, the Fund did not know of any person or entity who “controlled” the Fund. Based on publicly filed documents, to the Fund’s knowledge, no shareholder beneficially owns more than 25% of the outstanding Shares of the Fund.

Class	Name & Address	Percentage of Class

*	Ownership indicated is beneficial ownership

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Fund performs an annual audit of the Fund’s financial statements. The Board has engaged Ernst & Young, located at Five Times Square, New York, NY 10036, to serve as the Fund’s independent registered public accounting firm.

LEGAL COUNSEL

The Board has engaged Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, to serve as the Fund’s legal counsel.

TRANSFER AGENT

DST Systems, Inc. (“DST”), which has its principal office at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund’s distribution paying agent, transfer agent and registrar.

DST receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse DST for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

In addition, DST may make payments to financial intermediaries that provide administrative services to defined benefit plans. DST does not seek reimbursement by the Fund for such payments

For all classes of shares of the Fund, DST may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including employer-sponsored retirement plans and Section 529 plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called “Beneficial Owners”); or (ii) provide support for Fund shareholder accounts by sharing account data with DST through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. DST will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549 or on the EDGAR database on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Other Information Regarding the Plan of Distribution

Shares of the Fund will be continuously offered through Franklin/Templeton Distributors, Inc., as the exclusive distributor. The Fund has authorized one or more intermediaries (e.g., brokers, investment advisers, etc., collectively “Intermediaries”) to receive orders on its behalf. Such Intermediaries are authorized to designate other Intermediaries to receive orders on the Fund’s behalf. The Fund will be deemed to have received an order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. The Shares will be offered based on the NAV per Share calculated each regular business day.

Intermediary Compensation

The Fund’s distributor and/or its non-fund affiliates may make the following additional payments to Intermediaries that sell shares of the Fund:

Marketing support payments. The distributor may make payments to certain financial intermediaries in connection with their efforts to educate financial advisors and provide services which may facilitate, directly or indirectly, investment in the Fund and other registered funds distributed by the distributor, collectively “the Funds”. An Intermediary’s marketing support services may include business planning assistance, advertising, educating Intermediary personnel about the Fund and investor financial planning needs, placement on the Intermediary’s list of offered funds, and access to sales meetings, sales representatives and management representatives of the Intermediary. The distributor may compensate Intermediaries differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the Intermediary. Such compensation may include financial assistance to Intermediaries that enable the distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other financial intermediary-sponsored events. These payments may vary depending upon the nature of the event. The Fund’s distributor will, on an annual basis, determine whether to continue such payments. In the case of any one Intermediary, marketing support payments will generally not exceed 0.05% of the total assets of the Funds attributable to that Intermediary, on an annual basis. For an Intermediary exceeding $15 billion in total assets of the Funds, the distributor may agree to make annual marketing support payments exceeding [0.05]% of such assets. For an Intermediary exceeding $[50 billion] in total assets of the Funds, the distributor may agree to make annual marketing support payments up to a limit of [0.06]% of such assets. Any assets held on behalf of employer-sponsored retirement plans for which payment is made to an Intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

The distributors may also make marketing support payments to Intermediaries in connection with their activities that are intended to assist in the sale of shares of the Fund, directly or indirectly, to certain employer-sponsored retirement plans that have retained such Intermediaries as plan service providers. Payments may be made on account of activities that may include, but are not limited to, one or more of the following: business planning assistance for Intermediary personnel, educating Intermediary personnel about the Fund, access to sales meetings, sales representatives, wholesalers, and management representatives of the Intermediary, and detailed sales reporting. An Intermediary may perform the services itself or may arrange with a third party to perform the services. In the case of any one Intermediary, such payments will not exceed [0.10]% of the total assets of the Fund held, directly or indirectly, by such employer-sponsored retirement plans, on an annual basis. The Fund’s distributor will, on an annual basis, determine whether to continue such payments.

Consistent with the provisions and limitations set forth in the Plan of Distribution, the Fund may reimburse the distributor for the cost of a portion of these marketing support payments.

Marketing support payments may be in addition to any servicing and other fees paid by DST, the Fund’s transfer agent, as described above.

[The following list includes Financial Industry Regulatory Authority (“FINRA”) member firms (or, in some instances, their respective affiliates) that, as of [March 31, 2019], the distributor anticipates will receive marketing support payments. Any firm indicated by one asterisk receives annual marketing support payments exceeding [0.05]% of the total assets of the Fund attributable to that firm. Any firm indicated by two asterisks receives annual marketing support payments of up to a limit of [0.06]% of the total assets of the Fund attributable to that firm. In addition to member firms of FINRA, the distributor may also makes marketing support payments, and the distributors’ non-fund affiliates may make administrative services payments, to certain other Intermediaries, such as banks, insurance companies, and plan administrators, that sell Fund shares or provide services to the Fund and investors. These firms may not be included in this list. You should ask your Intermediary if it receives such payments.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

In addition to marketing support payments, to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the distributor may, from time to time, at its expense make or allow other promotional incentives or additional payments to Intermediaries that sell or arrange for the sale of shares of the Fund. These payments may include additional compensation to Intermediaries, including Intermediaries not listed above, related to transaction support, various Intermediary-sponsored events intended to educate financial advisers and their clients about the Fund, and data analytics and support.

Transaction support payments. The types of payments that the Fund’s distributor may make under this category include, among others, payment of ticket charges of up to $[20] per purchase or exchange order placed by an Intermediary. Other payments may include ancillary services such as set-up, ongoing support, and assistance with an Intermediary’s fund trading system.

Conference support payments. Compensation may include financial assistance to Intermediaries that enable the distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other Intermediary-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

The distributor may routinely sponsor due diligence meetings for registered representatives during which they receive updates on the Fund and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Fund, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by the distributor.

Data support payments. Compensation may include data support payments to certain holders or Intermediaries of record for accounts in the Fund. An Intermediary’s data support services may include the provision of analytical data on such accounts.

Other payments. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The distributor makes payments for events it deems appropriate, subject to the distributor’s guidelines and applicable law.

You should ask your Intermediary for information about any payments it receives from the distributor and any services provided.

FINANCIAL STATEMENTS

[To be provided.]

PART C: OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements:

Part A: Not applicable, as Registrant has not yet commenced operations.

Part B: Statement of Assets and Liabilities. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 are included in Part B of this Registration Statement.

(2)	Exhibits:

	(a)	(1) Certificate of Trust dated November 12, 2019.*

(2) Declaration of Trust dated November 12, 2019.**

(3) Amended and Restated Declaration of Trust dated March 11, 2020 ***

	(b)	By-laws dated March 11, 2020.**

	(c)	Not applicable.

	(d)	Not applicable.

	(e)	Form of Dividend Reinvestment Plan.***

	(f)	Not applicable.

	(g)	(i) Form of Investment Advisory Agreement between Registrant and Benefit Street Partners L.L.C.***

	(h)	(i) Form of Distribution Agreement.***

	(i)	Not applicable.

	(j)	Form of Custodian Agreement.***

	(k)	(1) Form of Transfer Agency and Service Agreement.***

(2) Form of BSP Administration Agreement.***

(3) Form of USB Administration Agreement.***

(4) Form of Fee Waiver Agreement.***

(5) Form of Expense Limitation Agreement.***

(l)	Opinion and Consent of Dechert LLP.***

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm.***

(o)	Not applicable.

(p)	Form of Subscription Agreement.***

(q)	Not applicable.

(r)	(1) Code of Ethics of the Registrant.***

(2) Code of Ethics of Benefit Street Partners LLC.***

(3) Code of Ethics of Franklin/Templeton Distributors, Inc.***

(s)	Powers of Attorney.**

*	Incorporated herein by reference to the corresponding exhibit of the Registrant’s initial Registration Statement on N-2 (File Nos. 333-234759; 811-23492), filed on November 18, 2019.
**	Filed herewith.
***	To be filed by amendment.

Item 26.	Marketing Arrangements

To be provided by amendment.

Item 27.	Other Expenses of Issuance or Distribution

Not applicable.

Item 28.	Persons Controlled by or Under Common Control with the Registrant

To be provided by amendment.

Item 29.	Number of Holder of Securities

As of [•], 2020:

Title of Class	Number of Record Holders
Common Shares, par value $0.001	[•]

Item 30.	Indemnification

Reference is made to Article 6, Article 7 and Article 8 of Registrant’s Declaration of Trust filed as Exhibit (2)(a)(2) to this Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to the trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the trustees, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the trustees, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Benefit Street Partners L.L.C. (“BSP”) serves as the investment adviser to the Registrant. BSP is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which BSP and its executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in BSP’s Form ADV (File No. 801-72843), as filed with the SEC and incorporated herein by reference.

Item 32.	Location of Accounts and Records

The Declaration of Trust, Bylaws and minute books of the Registrant and certain investment adviser records will be in the physical possession of [•]. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be in the physical possession of [•], except for certain transfer agency records which are maintained by [•].

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	Registrant undertakes to suspend the offering of its Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes that:

a.	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: 1. to include any prospectus required by Section 10(a)(3) of the 1933 Act;

2.   to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

3.   to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b.	that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the 1933 Act to any purchaser, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.

that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

1.   any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act [17 CFR 230.497];

2.   the portion of any advertisement pursuant to Rule 482 under the 1933 Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

3.   any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	The Registrant undertakes that:

a.	For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 24th day of March, 2020.

FRANKLIN BSP PRIVATE CREDIT FUND (A Delaware statutory trust)

By:	/s/ Richard J. Byrne
Richard J. Byrne
Trustee

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ Richard J. Byrne	Trustee, Chief Executive Officer and President	March 24, 2020
(Principal Executive Officer)

/s/ Nina K. Baryski	Chief Financial Officer and Treasurer	March 24, 2020
(Principal Financial and Principal Accounting Officer)

/s/ Lee S. Hillman*	Trustee	March 24, 2020

/s/ Ronald J. Kramer*	Trustee	March 24, 2020

/s/ Leslie D. Michelson*	Trustee	March 24, 2020

/s/ Edward G. Rendell*	Trustee	March 24, 2020

/s/ Dennis M. Schaney*	Trustee	March 24, 2020

*By:	/s/ Nina K. Baryski
Nina K. Baryski, Attorney-in-Fact

*Pursuant to power of attorney filed herewith